SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                             USAA Investment Trust
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

                                                                PRELIMINARY COPY


                                PROXY INFORMATION

The enclosed proxy statement provides details on important issues relating to your USAA mutual funds. The board of directors of your fund(s) recommends that you vote "FOR" all proposals. A separate proxy card and vote is required for each fund you own.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day, and your vote will be confirmed and posted immediately. The choice is yours. Use whichever method works best for you! IF YOU CHOOSE TO VOTE VIA THE INTERNET OR BY PHONE, DO NOT MAIL YOUR PORXY CARD.

                                         TO VOTE ON THE INTERNET

 [GRAPHIC]                               1.   Go  to  WWW.PROXYVOTE.COM  or the
                                              "Proxy voting" link on USAA.COM.
                                         2.   Enter the 12-digit CONTROL NUMBER
                                              on the  upper  right side of your
                                              proxy card.
                                         3.   Follow  the  instructions  on the
                                              site.





  TO VOTE BY TELEPHONE
                                                            [GRAPHIC]
  1.   Call toll-free 1-800-690-6903.
  2.   Enter the 12-digit CONTROL NUMBER
       on the upper right side of your proxy card.
  3.   FOLLOW THE RECORDED INSTRUCTIONS.


NOTE: EACH PROXY CARD YOU RECEIVE HAS A UNIQUE CONTROL NUMBER.
      PLEASE BE SURE TO VOTE ALL YOUR PROXY CARDS.


  YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY.

QUESTIONS:

WE URGE YOU TO SPEND SOME TIME REVIEWING THIS PROXY STATEMENT AND THE BRIEF SUMMARY OF THE PROPOSALS INCLUDED IN THIS PACKAGE. SHOULD YOU HAVE ANY QUESTIONS, WE INVITE YOU TO CALL TOLL-FREE AT 1-800-531-8448 MONDAY THROUGH FRIDAY FROM 7 A.M. TO 10 P.M. CENTRAL TIME (CT), SATURDAY FROM 8:30 A.M. TO 5 P.M. CT, AND ON SUNDAY FROM 10:30 A.M. AND 7 P.M. CT. WE HAVE RETAINED GEORGESON SHAREHOLDER COMMUNICATIONS, INC. (GSC) TO ASSIST SHAREHOLDERS IN THE VOTING PROCESS. IF WE HAVE NOT RECEIVED YOUR PROXY CARD AS THE DATE OF THE MEETING APPROACHES, GSC MAY CALL YOU TO REMIND YOU TO EXERCISE YOUR RIGHT TO VOTE.

[USAA                       NOTICE OF SPECIAL MEETING
EAGLE                          TO ALL SHAREHOLDERS
LOGO]                      OF THE FOLLOWING USAA FUNDS


         AGGRESSIVE GROWTH FUND               GROWTH AND TAX STRATEGY FUND
         BALANCED STRATEGY FUND                    INCOME STOCK FUND
           CAPITAL GROWTH FUND                     INTERNATIONAL FUND
        CORNERSTONE STRATEGY FUND              SCIENCE & TECHNOLOGY FUND
          EMERGING MARKETS FUND                   SMALL CAP STOCK FUND
         FIRST START GROWTH FUND                       VALUE FUND
              GROWTH FUND                           WORLD GROWTH FUND
          GROWTH & INCOME FUND


A shareholder meeting of the USAA Aggressive Growth Fund, USAA Balanced Strategy Fund, USAA Capital Growth Fund, USAA Cornerstone Strategy Fund, USAA Emerging Markets Fund, USAA First Start Growth Fund, USAA Growth Fund, USAA Growth & Income Fund, USAA Growth and Tax Strategy Fund, USAA Income Stock Fund, USAA International Fund, USAA Science & Technology Fund, USAA Small Cap Stock Fund, USAA Value Fund, and USAA World Growth Fund (each a Fund, or collectively Funds), will be held on Friday, October 18, 2002, at 3 p.m., Central Time, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, for the following purposes:

       1. To approve new investment advisory agreements with USAA Investment Management Company (IMCO).

       2. To approve new investment subadvisory agreements between IMCO and subadvisers with respect to the Funds.

              A. Wellington Management Company, LLP with respect to the USAA Balanced Strategy Fund, the USAA Cornerstone Strategy Fund, the USAA Growth & Income Fund, and the USAA Science & Technology Fund.

              B. Marsico Capital Management, LLC with respect to the USAA Aggressive Growth Fund, the USAA First Start Growth Fund, and the USAA Growth Fund.

              C. MFS Investment Management with respect to the USAA Cornerstone Strategy Fund, the USAA International Fund, and the USAA World Growth Fund.

              D. The Boston Company Asset Management, LLC with respect to the USAA Emerging Markets Fund and the USAA Income Stock Fund.

              E. Dresdner RCM Global Investors LLC with respect to the USAA Growth Fund and the USAA Growth and Tax Strategy Fund.

              F. Westwood Management Corporation with respect to the USAA Income Stock Fund and the USAA Value Fund.

              G. Batterymarch Financial Management, Inc. with respect to the USAA Capital Growth Fund.

              H. Eagle Asset Management, Inc. with respect to the USAA Small Cap Stock Fund.

                                                             Proxy Statement - 1
                                                             -------------------

     3. To approve a proposal to permit IMCO, with the Funds' board approval, to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to subadvisory agreements on behalf of each Fund without further shareholder approval.

     4. To approve an amendment to the investment objective of the USAA Growth Fund.

     5. To approve an amendment to the investment objective of the USAA Growth & Income Fund.

     6. To transact such other business as may properly come before the meeting or any adjournments thereof.


                                    By Order of the Board of Directors



                                    Michael D. Wagner
                                    SECRETARY

San Antonio, Texas
August 23, 2002


       ===============================================================
       WE URGE YOU TO VOTE ON THE INTERNET AT WWW.PROXYVOTE.COM OR USE THE "PROXY VOTING" LINK ON USAA.COM; OR CALL OUR SPECIAL TOLL-FREE NUMBER, 1-800-690-6903; OR MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE SO YOU WILL BE REPRESENTED AT THE MEETING.
       ===============================================================

USAA funds - 2
---------------

                         ---------------------
                            PROXY STATEMENT
                         ---------------------

This proxy statement will give you the information you need to vote on the matters listed on pages 1 and 2. Much of the information in this proxy statement is required under Securities and Exchange Commission (SEC) rules and, therefore, is quite detailed. If there is anything you do not understand, please contact us at 1-800-531-8448.

As an introductory matter, each Fund included as part of this proxy statement is in one of two legal entities: USAA Mutual Fund, Inc. or USAA Investment Trust. USAA Mutual Fund, Inc. is organized as a Maryland corporation, and as such is governed by a board of directors. It may be referred to in this proxy statement as the Company. USAA Investment Trust is organized as a Massachusetts business trust, and as such is governed by a board of trustees. It may be referred to in this proxy statement as the Trust. Both entities are governed by boards of directors and trustees comprised of the same individuals for financial and operational efficiencies.
For simplicity throughout the rest of this proxy statement and in the notice, the board of directors and board of trustees of the two legal entities will be identified simply as the Board of Directors or just the Board.

o        WHO IS ASKING FOR MY VOTE?

         The Funds' Board of Directors is soliciting the enclosed proxy. How you vote, whether by Internet, telephone, mail, or in person, will be used at the shareholder meeting, and if the shareholder meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Special Meeting (see page 1).


o        WHAT ARE THE DIFFERENT WAYS I CAN CAST MY VOTE?

         AS A SHAREHOLDER, YOU MAY VOTE IN ONE OF THE FOLLOWING FOUR WAYS:

         ===============================================================
         1. YOU MAY VOTE ON THE INTERNET AT WWW.PROXYVOTE.COM or use the "Proxy Voting" link on USAA.COM.

         2. You may vote by calling our special toll-free number, 1-800-690-6903.

         3. You may vote by sending us a completed and executed proxy card. The proxy card has been included with this proxy statement, along with a postage-paid envelope for your convenience in mailing us your proxy card.

         4. You may  vote  in  person  by  attending  the  shareholder meeting.
         ===============================================================

         If you do not anticipate attending the meeting in person, we encourage you to vote by Internet or telephone to minimize the costs of solicitation.


o    HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THESE PROPOSALS?

     The Board of Directors unanimously recommends that you vote:

         1. "FOR" THE APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS WITH USAA INVESTMENT MANAGEMENT COMPANY (IMCO);

                                                             Proxy Statement - 3
                                                             -------------------

         2. "FOR" THE APPROVAL OF NEW INVESTMENT SUBADVISORY AGREEMENTS BETWEEN IMCO AND EACH PROPOSED SUBADVISER ON BEHALF OF THE FUNDS;

         3. "FOR" THE APPROVAL OF A PROPOSAL TO PERMIT IMCO AND THE BOARD TO APPOINT AND REPLACE SUBADVISERS, ENTER INTO SUBADVISORY AGREEMENTS, AND APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS ON BEHALF OF EACH FUND WITHOUT FURTHER SHAREHOLDER APPROVAL;

         4. "FOR" THE APPROVAL OF AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF THE USAA GROWTH FUND; AND

         5. "FOR" THE APPROVAL OF AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF THE USAA GROWTH & INCOME FUND.


o        WHO IS ELIGIBLE TO VOTE?

         Shareholders of record of each Fund as of the close of business on August 23, 2002, are entitled to vote at the shareholder meeting or any adjournment thereof. The Notice of Special Meeting, the proxy card, the letter to shareholders, and the proxy statement were mailed on or about August 23, 2002, to shareholders of record.

         Each share is entitled to one vote for each full share held and a fractional vote for each fractional share held. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted "FOR" each of the proposals. If any other business is brought before the shareholder meeting, your shares will be voted as determined at the discretion of the proxies.

         Shareholders of every Fund will not be entitled to vote on every proposal. The table on pages 6 and 7 of this proxy statement indicates on a Fund-by-Fund basis the proposals on which shareholders of each Fund will be entitled to vote.

USAA funds - 4
----------------

                      [This page left blank intentionally]
                                                             Proxy Statement - 5
                                                             -------------------

                              PROPOSAL 1                   PROPOSAL 2

                           APPROVE ADVISORY            APPROVE SUBADVISORY
                          AGREEMENTS WITH IMCO      AGREEMENTS WITH SUBADVISERS
USAA FUNDS
================================================================================

AGGRESSIVE GROWTH FUND             X                           2-B
--------------------------------------------------------------------------------
BALANCED STRATEGY FUND             X                           2-A
--------------------------------------------------------------------------------
CAPITAL GROWTH FUND                X                           2-G
--------------------------------------------------------------------------------
CORNERSTONE STRATEGY FUND          X                           2-A,2-C
--------------------------------------------------------------------------------
EMERGING MARKETS FUND              X                           2-D
--------------------------------------------------------------------------------
FIRST START GROWTH FUND            X                           2-B
--------------------------------------------------------------------------------
GROWTH FUND                        X                           2-B, 2-E
--------------------------------------------------------------------------------
GROWTH & INCOME FUND               X                           2-A
--------------------------------------------------------------------------------
GROWTH AND TAX STRATEGY FUND       X                           2-E
--------------------------------------------------------------------------------
INCOME STOCK FUND                  X                           2-D, 2-F
--------------------------------------------------------------------------------
INTERNATIONAL FUND                 X                           2-C
--------------------------------------------------------------------------------
SCIENCE & TECHNOLOGY FUND          X                           2-A
--------------------------------------------------------------------------------
SMALL CAP STOCK FUND               X                           2-H
--------------------------------------------------------------------------------
VALUE FUND                         X                           2-F
--------------------------------------------------------------------------------
WORLD GROWTH FUND                  X                           2-C
--------------------------------------------------------------------------------

================================================================================

USAA FUNDS - 6

       PROPOSAL 3
APPROVE PROPOSAL TO PERMIT            PROPOSAL 4                  PROPOSAL 5
IMCO AND THE BOARD TO APPOINT    APPROVE AN AMENDMENT    APPROVE AN AMENDMENT TO
AND REPLACE SUBADVISERS,ENTER  INVESTMENT OBJECTIVE OF   INVESTMENT OBJECTIVE OF
INTO SUBADVISORY AGREEMENTS,       THE GROWTH FUND      THE GROWTH & INCOME FUND
AND APPROVE AMENDMENTS TO
SUBADVISORY AGREEMENTS WITHOUT
FURTHER SHAREHOLDER APPROVAL

================================================================================


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          X
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          X
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          X
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          X
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          X
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          X
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          X                             X
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          X                                                        X
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          X
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          X
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          X
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          X
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          X
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          X
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          X
================================================================================

                                                             Proxy Statement - 7
                                                             -------------------

                      -------------------------------------
                       NEW INVESTMENT MANAGEMENT STRUCTURE
                      -------------------------------------

The Funds' Board of Directors recently approved proposals by IMCO to restructure the manner in which each Fund's assets are managed by having one or more subadvisers directly manage all or a portion of each Fund's assets, subject to oversight by IMCO and the Board. On June 26, 2002, the Funds' Board of Directors, including a majority of the Board members who are not "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (Independent Board Members), voted to terminate the previous investment advisory agreement between each Fund and IMCO (Former Agreements) and approve both new interim investment advisory agreements with IMCO (Interim Agreements) and interim investment subadvisory agreements (Interim Subadvisory Agreements) between IMCO and each subadviser. These interim agreements, which took effect on June 28, 2002, were implemented without shareholder approval in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (1940 Act). The Board believes that each Fund will be able to achieve better performance consistent with the investment objectives and strategies of each Fund by employing the proposed subadvisers to manage each Fund's assets (as allocated from time to time by IMCO).

Under the Interim Agreements, IMCO serves as investment adviser and manager for each Fund and provides portfolio management oversight of the portion of the Fund's assets managed by each subadviser. Each Fund pays IMCO the same advisory fee under the Interim Agreements that it paid under the Former Agreements. Under the Interim Subadvisory Agreements, each subadviser invests the Fund's assets (as allocated from time to time by IMCO) for which IMCO, and not each Fund, pays the subadviser an annual fee.

Under Rule 15a-4, the Interim Agreements and the Interim Subadvisory Agreements typically will terminate 150 days after the date on which the Former Agreements terminated. Thus, the Board is asking shareholders to approve new investment advisory agreements between IMCO and each Fund (Proposed Agreements) as described in Proposal 1 before the Interim Agreements terminate and investment subadvisory agreements between IMCO and the applicable subadvisers (Subadvisory Agreements) as identified and described in Proposal 2 before the Interim
Subadvisory Agreements terminate. If approved by shareholders, the Proposed Agreements and the Subadvisory Agreements will take effect upon such approval.

                                   PROPOSAL 1
                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
                                    WITH IMCO

o        WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

         The Funds' Board of Directors recently approved proposals by IMCO to restructure the manner in which each Fund's assets are managed. To implement the new investment management arrangements promptly, the Board, among other actions, terminated the Former Agreements between the Funds and IMCO and approved the Interim Agreements with IMCO. IMCO has served as each Fund's manager and investment adviser since each Fund's inception. Under applicable regulations, the Interim Agreements typically will terminate 150 days after the date on which the Former Agreements terminated. Thus, the Board is asking Fund shareholders to approve the Proposed Agreements before the Interim Agreements terminate.


o        WHAT ARE THE KEY PROVISIONS OF THE AGREEMENTS?

         THE PROVISIONS OF THE PROPOSED, INTERIM, AND FORMER AGREEMENTS (EACH, AN AGREEMENT AND, COLLECTIVELY, AGREEMENTS) ARE SUBSTANTIALLY SIMILAR. THE FORMER AGREEMENTS WERE LAST APPROVED BY THE FUNDS' BOARD OF DIRECTORS ON APRIL 24, 2002, AND BY SHAREHOLDERS ON JULY 20, 2001.

USAA funds - 8
----------------

         Under the Agreements, IMCO provides an investment program, carries out the investment policies, and manages certain other affairs and business of the Funds. IMCO is authorized, subject to the oversight of the Board, to determine the selection of, amount of, and time to buy or sell securities for the Funds. IMCO also is authorized to delegate to subadvisers the direct management of all or a portion of each Fund's assets, subject to approval by the Board. When subadvisers are employed, IMCO's role focuses on oversight of the Funds' subadvisers, rather than on directly managing the portion of the Funds' assets allocated to subadvisers. Under the Former Agreements, IMCO directly managed all of the Funds' assets. Under the Interim Agreements, IMCO directly manages any fixed income portion of each Fund's assets, provides portfolio management oversight, and recommends to the Board the hiring, termination, and replacement of subadvisers to manage the equity portion of each Fund's assets. Under the Proposed Agreements, IMCO will continue to provide the same services it provides under the Interim Agreements.

         Each Agreement provides for an advisory fee based on the amount of net assets under management, with an adjustment based on the actual performance of each Fund. As a result, advisory fees payable by a Fund to IMCO increase if the Fund outperforms its benchmark and decrease if the Fund under-performs its benchmark. A performance adjustment aligns the interests of shareholders with those of the investment adviser by rewarding a Fund's investment adviser for good investment performance and penalizing a Fund's investment adviser for bad investment performance. The base fee payable to IMCO under each Agreement will remain unchanged. With respect to the USAA Aggressive Growth Fund, the USAA Capital Growth Fund, and the USAA Growth & Income Fund only, the relevant Proposed Agreement replaces the current benchmark index used to calculate the performance-based portion of the advisory fees payable to IMCO with a benchmark index that more closely correlates to the way each Fund is now being managed under the new investment management structure.

         Each Agreement also provides that, except for the services and facilities provided by IMCO, each Fund pays all other expenses incurred in its operations. Expenses for which a Fund is responsible include taxes (if any), brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, charges of transfer agents, custodians and dividend disbursing agents, costs of preparing and distributing proxy material, costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of independent board members, costs of printing and mailing the prospectus, statement of additional information (SAI), and financial reports to existing shareholders, and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, SAI, and financial reports to prospective shareholders.

         Any description of the Proposed Agreements set forth herein is qualified in its entirety by the actual Proposed Agreements, a form of which is attached as Exhibit A.


o        WHAT ARE THE DIFFERENCES BETWEEN THE AGREEMENTS?

         As noted above, the provisions of the Agreements are substantially similar. The only differences of note between the Proposed and Interim Agreements, which stem primarily from the provisional nature of Rule 15a-4 under the 1940 Act, are as follows. First, the Interim Agreements likely will be in effect for a maximum of 150 days, whereas the Proposed Agreements initially would be in effect until July 31, 2004, unless terminated sooner. Second, with respect to the USAA Aggressive Growth Fund, the USAA Capital Growth Fund, and the USAA Growth & Income Fund (New Benchmark Funds), the applicable Proposed Agreement would authorize the use of a more appropriate Lipper benchmark index, in light of the manner that each New Benchmark Fund's assets are being managed under the new investment management structure, to calculate the performance-based portion of the advisory fee paid to IMCO.

         The Proposed and Former Agreements are also substantially similar except with respect to the effective date, the description of IMCO's duties and responsibilities with respect to the selection and oversight of subadvisers, and, with respect to the New Benchmark Funds, the benchmark index used to calculate

                                                             Proxy Statement - 9
                                                             -------------------

         the performance-based portion of the advisory fee paid to IMCO. Moreover, while the Agreements are substantially similar, IMCO's actual role will differ with respect to the portion of a Fund's assets IMCO delegates to one or more subadvisers. IMCO will now provide portfolio oversight and will recommend to the Board the hiring, termination, and replacement of subadvisers, rather than directly managing that portion of the Fund's assets.


o        WHEN WILL THE NEW INVESTMENT ADVISORY AGREEMENTS TAKE EFFECT?

         If approved by shareholders, the Proposed Agreements will take effect upon shareholder approval and will remain in effect until July 31, 2004. Thereafter, the Proposed Agreements will continue automatically with respect to each Fund for successive years, provided that each is specifically approved at least annually by a vote of a majority of the Independent Board Members and (i) by a majority of all Board members or
         (ii) by a vote of a majority of the outstanding shares of the Fund. A Fund may terminate its Proposed Agreement, without penalty, by a vote of the Board or a majority of the Fund's outstanding voting securities upon 60 days' written notice to IMCO. IMCO may at any time terminate a Proposed Agreement, without penalty, upon 60 days' written notice to the applicable Funds. A Proposed Agreement automatically will terminate without penalty in the event of its assignment as such term is defined in Section 2(a)(4) of the 1940 Act.

         If the proposal is not approved by shareholders of a Fund, the applicable Interim Agreement will remain in effect for 150 days after the date on which the applicable Former Agreement terminated, or such later date as may be consistent with applicable regulations and interpretations. In such event, the Board and IMCO will consider appropriate alternative actions.


o WHAT IS THE DIFFERENCE IN THE INDEX USED TO CALCULATE THE PERFORMANCE ADJUSTMENT TO THE ADVISORY FEE FOR THE NEW BENCHMARK FUNDS?

         A performance adjustment aligns the interests of shareholders with those of the investment adviser by rewarding a Fund's investment adviser for good investment performance and penalizing a Fund's investment adviser for bad investment performance. Applicable regulatory guidance requires that an appropriate benchmark index be used for calculating any performance-based fees. As previously noted, one way in which the Proposed Agreements differ from the Former and Interim Agreements is with respect to the benchmark index that will be used to calculate the performance adjustment for the three New Benchmark Funds.

         USAA AGGRESSIVE GROWTH FUND

         Currently, the benchmark index used for calculating the performance adjustment for the Fund is the Lipper Mid-Cap Growth Funds Index (Present Index). If this proposal is approved, the Lipper Large- Cap Growth Funds Index (New Index) would be used to calculate the performance adjustment for the Fund. Both indices are maintained by Lipper, Inc. (Lipper). The Present Index tracks the total return performance of the 30 largest mutual funds within this category, which typically includes mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The New Index tracks the total return performance of the 30 largest mutual funds within this category, which typically includes mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 SuperComposite Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

USAA funds - 10
---------------

         Prior to the implementation of the new investment management structure, the investment style used by IMCO when managing the Fund's assets most closely correlated to the management style of mutual funds within the Lipper Mid-Cap Growth Funds Index. In the selection process for a subadviser for this Fund under the new structure, the search focused on advisers that excelled in managing assets consistent with the aggressive growth of capital, as opposed to focusing on advisers that invested in companies with a particular capitalization. Marsico Capital Management, LLC, the interim and pro-posed subadviser for the Fund, uses an investment style when managing the Fund's assets that most closely correlates to the management style of mutual funds within the Lipper Large-Cap Growth Funds Index. As a result, both IMCO and the Fund's Board believe that the New Index is now a more appropriate benchmark for the Fund because it provides a better representation of the performance of funds with comparable management styles.

         USAA CAPITAL GROWTH FUND

         Currently, the benchmark index used for calculating the performance adjustment for the Fund is the Lipper Mid-Cap Growth Funds Index (Present Index). If this proposal is approved, the Lipper Small-Cap Growth Funds Index (New Index) would be used to calculate the performance adjustment for the Fund. Both indices are maintained by Lipper. The Present Index tracks the total return performance of the 30 largest mutual funds within this category, which typically includes mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500
         SuperComposite Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The New Index tracks the total return performance of the 30 largest mutual funds within this category, which typically includes mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

         Prior to April 2002 and the implementation of the new investment management structure, the investment style used by IMCO when managing the Fund's assets most closely correlated to the management style of mutual funds within the Lipper Mid-Cap Growth Funds Index. In April 2002, IMCO, on behalf of the Fund, notified Fund shareholders that while the Fund could continue to purchase and hold securities of all capitalizations, the emphasis would shift toward small-cap companies. In the selection process for a subadviser for this Fund under the new investment management structure, the search focused on advisers that excelled in managing assets consistent with funds in the Lipper Small-Cap Growth Funds Index. Batterymarch Financial Management, Inc., the interim and proposed subadviser for the Fund, uses an investment style when managing the Fund's assets that more closely correlates to the management style of mutual funds within the Lipper Small-Cap Growth Funds Index. As a result, both IMCO and the Fund's Board believe that the New Index is now a more appropriate benchmark for the Fund because it provides a better representation of the performance of funds with comparable management styles.

         USAA GROWTH & INCOME FUND

         Currently, the benchmark index used for calculating the performance adjustment for the Fund is the Lipper Large-Cap Core Funds Index (Present Index). If this proposal is approved, the Lipper Multi-Cap Core Funds Index (New Index) would be used to calculate the performance adjustment for the Fund. Both indices are maintained by Lipper. The Present Index tracks the total return performance of the 30 largest mutual funds within this category, which typically includes mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization

                                                            Proxy Statement - 11
                                                            --------------------
         of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The New Index tracks the total return performance of the 30 largest mutual funds within this category, which typically includes mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

         The investment style used by IMCO when managing the Fund's assets more closely correlated to the management style of mutual funds within the Lipper Large-Cap Core Funds Index. In the selection process for a subadviser for this Fund under the new investment management structure, the search focused on advisers that excelled in managing assets consistent with the funds in the Lipper Multi-Cap Core Funds Index. IMCO believes that this slight adjustment will give the Fund greater flexibility in the universe of companies in which the Fund may invest while staying true to its mandate. Wellington Management Company, LLP, the interim and proposed subadviser for the Fund, will use an investment style when managing the Fund's assets that more closely correlates to the management style of mutual funds within the Lipper Multi-Cap Core Funds Index. As a result, both IMCO and the Fund's Board believe that the New Index is now a more appropriate benchmark for the Fund because it provides a better representation of the performance of funds with comparable management styles.

         The Agreements expressly provide that the Board, including a majority of the Independent Board Members, may change the performance benchmark for the Fund if the Board determines that another benchmark would be more appropriate for measuring the Fund's performance. However, the SEC staff currently interprets certain provisions of the 1940 Act as requiring shareholder approval for a change in the benchmark index.


o        HOW IS THE PERFORMANCE ADJUSTMENT UNDER THE AGREEMENTS CALCULATED?

         The performance adjustments under all of the Agreements are calculated in the same manner. The performance adjustment to the advisory fee is calculated by comparing the Fund's performance to that of a benchmark index over a specified period (referred to in the Agreements as the Performance Period). Before a 36-month Performance Period has been reached and beginning with the month ended July 31, 2002, the Performance Period generally will consist of the period from August 1, 2001, to the current month. After a 36-month Performance Period has been reached, the Performance Period will be a rolling 36-month period consisting of the most recently completed month and the previous 35 months.

         The Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the applicable benchmark index.

         Based on how much the performance of the Fund is over or under the performance of the benchmark index during the Performance Period, an appropriate adjustment rate (referred to in the Agreements as the Adjustment Rate) is determined. The Adjustment Rate schedule for each Fund is:

USAA funds - 12
---------------

                OVER/UNDER PERFORMANCE          PERFORMANCE ADJUSTMENT RATE
                   RELATIVE TO INDEX         (IN BASIS POINTS AS A PERCENTAGE
                  (IN BASIS POINTS)*         OF THE FUND'S AVERAGE NET ASSETS)
                    +/- 100 to 400                         +/- 4
                    +/- 401 to 700                         +/- 5
                  +/- 701 and greater                      +/- 6

          * Based on the difference between average annual performance of the Fund and its benchmark index, rounded to the nearest basis point (.01%).

         If shareholders approve the Proposed Agreements for the New Benchmark Funds, the Adjustment Rate will be based on each Fund's New Index beginning with the first month following shareholder approval of the Proposed Agreements. The Adjustment Rate for any preceding month will still be based on the Previous Index.

         The appropriate Adjustment Rate is multiplied by the average net assets of the Fund during the Performance Period. This number is then multiplied by a fraction, the numerator of which is the number of days in the last month of the specified period and the denominator of which is 365 (366 in leap years). The resulting number is then added to, or subtracted from, the base fee.

         Further information on the method for calculating the Performance Adjustment to the advisory fee is found in Schedule B to Exhibit A of this proxy statement.


o        WILL THE  FUNDS'  TOTAL  EXPENSES  CHANGE AS A RESULT  OF THE  PROPOSED
         AGREEMENTS?

         Approval of the Proposed Agreements will result in no change to the base fees charged to the Funds. With respect to the New Benchmark Funds, the impact to the Performance Adjustment will depend on each Fund's future performance relative to the applicable New Index. The new indices will not be used to calculate the Performance Adjustment for any periods prior to shareholder approval. Each Fund's total expense ratio as set forth below for its most recent fiscal year would have been the same under both the Former Agreements and the Proposed Agreements. In subsequent periods, Performance Adjustments may affect any of the Funds' total expense ratios.

         Table 1 below provides data concerning each Fund's fees and expenses as a percentage of average net assets for each Fund's most recently completed fiscal year. The data reflects fees and expenses under both the Former Agreements and the Proposed Agreements, if the Proposed Agreements had been in effect during the same period.


TABLE 1
EXPENSES

=================================================================================================================
                                                                    TOTAL ANNUAL
                                ADVISORY    12B-1       OTHER     FUND OPERATING        EXPENSE           NET
                                  FEES      FEES      EXPENSES       EXPENSES       REIMBURSEMENTS     EXPENSES
                                                          (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Aggressive Growth Fund        .38%        None        .61%            .99%               -            .99%
   Balanced Strategy Fund        .75%        None        .61%           1.36%             .36%          1.00%
   Capital Growth Fund           .85%        None       1.70%           2.55%            1.55%          1.00%
   Cornerstone Strategy Fund     .75%        None        .45%           1.20%             .01%          1.19%

                                                            Proxy Statement - 13
                                                            --------------------

                                                                   TOTAL ANNUAL
                                ADVISORY    12B-1       OTHER     FUND OPERATING        EXPENSE           NET
                                  FEES      FEES      EXPENSES       EXPENSES       REIMBURSEMENTS     EXPENSES
                                                          (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Emerging Markets Fund        1.00%        None       1.52%           2.52%               -           2.52%
   First Start Growth Fund       .75%        None       2.27%           3.02%            1.57%          1.45%
   Growth Fund                   .75%        None        .48%           1.23%             .23%          1.00%
   Growth & Income Fund          .60%        None        .45%           1.05%               -           1.05%
   Growth and Tax Strategy Fund  .50%        None        .35%            .85%               -            .85%
   Income Stock Fund             .50%        None        .32%            .82%               -            .82%
   International Fund            .75%        None        .59%           1.34%               -           1.34%
   Science & Technology Fund     .75%        None       1.04%           1.79%               -           1.79%
   Small Cap Stock Fund          .75%        None        .95%           1.70%             .30%          1.40%
   Value Fund                    .75%        None        .73%           1.48%             .33%          1.15%
   World Growth Fund             .75%        None        .67%           1.42%               -           1.42%
==============================================================================================================

         The following example indicates the cost of investing in each Fund, assuming an initial investment of $10,000, a 5% total annual return each year with no changes in operating expenses, and redemption at the end of each period. This example does not reflect the impact of any fee waivers or expense reimbursements. Your actual cost may be higher or lower.

================================================================================
                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS

   Aggressive Growth Fund         $   101     $   315    $    547     $ 1,213
   Balanced Strategy Fund             138         431         745       1,635
   Capital Growth Fund                257         791       1,350       2,875
   Cornerstone Strategy Fund          122         381         660       1,455
   Emerging Markets Fund              255         785       1,340       2,856
   First Start Growth Fund            305         933       1,587       3,337
   Growth Fund                        125         390         676       1,489
   Growth & Income Fund               107         334         579       1,283
   Growth and Tax Strategy Fund        87         271         471       1,049
   Income Stock Fund                   84         262         455       1,014
   International Fund                 136         425         734       1,613
   Science & Technology Fund          182         563         970       2,105
   Small Cap Stock Fund               173         536         923       2,009
   Value Fund                         151         468         808       1,768
   World Growth Fund                  145         449         776       1,702
===============================================================================

USAA funds - 14
---------------

         Table 2 below sets forth IMCO's advisory fees under the Former and Interim Agreements for each Fund's most recently completed fiscal year. Except as otherwise noted, IMCO would have received the same amount in advisory fees had the Proposed Agreements been in effect for the most recently completed fiscal year.


TABLE 2
IMCO ADVISORY FEES

===============================================================================
     FUND NAME                                    AMOUNT
-------------------------------------------------------------------------------
    Aggressive Growth Fund                  $       3,536,408*
    Balanced Strategy Fund                            984,577
    Capital Growth Fund                                  -
    Cornerstone Strategy Fund                       7,180,124
    Emerging Markets Fund                             461,357
    First Start Growth Fund                              -
    Growth Fund                                     5,130,292
    Growth & Income Fund                            6,108,206
    Growth and Tax Strategy Fund                    1,103,636
    Income Stock Fund                               9,206,751
    International Fund                              2,805,580
    Science & Technology Fund                       2,307,453
    Small Cap Stock Fund                              430,303
    Value Fund                                        184,823
    World Growth Fund                               2,131,034

   * If the Proposed Agreement (including the applicable New Index) had been in effect for the Aggressive Growth Fund's most recently completed fiscal year, IMCO's advisory fees would have amounted to $3,528,373, which is 0.20% less than what IMCO's advisory fees were under the Former and Interim Agreements.
================================================================================


o        WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF IMCO?

         IMCO is a wholly-owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services organization. USAA's principal address is 9800 Fredericksburg Road, San Antonio, Texas 78288. IMCO's affairs are conducted by its principal executive officers and board of directors. The names, titles, and principal occupations of the officers of the Funds (which includes the current directors and principal executive officer of IMCO) are as follows:

         NAME, ADDRESS,* AND
         POSITION WITH FUNDS                                  PRINCIPAL OCCUPATION

         Robert G. Davis                Director and Chairman of the Board of Directors, President and Chief
         Director and Chairman          Executive Officer, USAA; Director and Chairman of the Board of
         of the Board of Directors      Directors, IMCO

         Christopher W. Claus           Chief Executive Officer, President, Director, and Vice Chairman of
         President, Director, and       the Board of Directors, IMCO
         Vice Chairman of the
         Board of Directors

                                                            Proxy Statement - 15
                                                            --------------------

         Clifford A. Gladson            Vice President, Fixed Income Investments, IMCO
         Vice President

         Stuart H. Wester               Vice President, Equity Investments, IMCO
         Vice President

         Michael D. Wagner              Senior Vice President, USAA Capital Corporation General Counsel,
         Secretary                      USAA; Vice President, Secretary, and Counsel, IMCO

         Mark S. Howard                 Senior Vice President, Securities Counsel and Compliance, and
         Assistant Secretary            Assistant Secretary, IMCO

         David M. Holmes                Senior Vice President, Senior Financial Officer, and Treasurer, IMCO
         Treasurer

         Roberto Galindo, Jr.           Assistant Vice President, Mutual Fund Analysis & Support, IMCO
         Assistant Treasurer


         * The principal address for each officer and director is 9800 Fredericksburg Road, San Antonio, Texas 78288.


         Because of their affiliation with the Funds' investment adviser, IMCO, the Funds' directors and officers listed above receive no compensation from the Funds for their services. There are no family relationships among the Board members, officers, and managerial level employees of the Funds or IMCO.

         As of the record date, the Board members and officers of the Funds, as a group, owned less than 1% of the Funds' outstanding shares.


o        DOES IMCO  OR  ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO
         THE FUNDS?

         IMCO also provides administrative and shareholder services to the Funds pursuant to Administration and Servicing Agreements (Administration Agreements) approved by the Board. Under the Administration Agreements, IMCO provides office space, facilities, simple business equipment, supplies, utilities, telephone service, and accounting services (in addition to those provided by the custodian and transfer agent) for the Funds. IMCO compensates all personnel, officers, and directors of the Funds if such persons are also employees of IMCO or its affiliates. IMCO also furnishes necessary assistance to the Funds in the preparation of required regulatory reports, including, among other things, Fund registration statements and is responsible for the provision and maintenance of a fidelity bond for the benefit of the Funds.

         For performing services under the Administration Agreements, each Fund pays IMCO a fee of 0.15 of 1% (15 basis points) annually, except that the Aggressive Growth Fund pays 0.25 of 1% (25 basis points) annually. For the most recently completed fiscal year, Table 3 shows amounts paid by each Fund to IMCO under its Administration Agreement.

USAA funds - 16
---------------

TABLE 3
ADMINISTRATION AND SHAREHOLDER SERVICING FEES

===========================================================
   FUND NAME                                AMOUNT
-----------------------------------------------------------
   Aggressive Growth Fund             $     1,633,093
   Balanced Strategy Fund                     305,216
   Capital Growth Fund                              -
   Cornerstone Strategy Fund                1,215,924
   Emerging Markets Fund                       57,828
   First Start Growth Fund                          -
   Growth Fund                              1,472,395
   Growth & Income Fund                     1,527,052
   Growth and Tax Strategy Fund               272,088
   Income Stock Fund                        2,762,025
   International Fund                         461,092
   Science & Technology Fund                  461,491
   Small Cap Stock Fund                       143,587
   Value Fund                                  66,127
   World Growth Fund                          349,175
===========================================================

         From time to time, and consistent with obtaining the best overall terms available, brokerage trans-actions may be effected through USAA Brokerage Services (Broker), a discount brokerage service of IMCO. For the most recently completed fiscal year, the Funds effected no transactions through Broker and, as a result, paid no brokerage commissions to Broker.

         In addition, USAA Shareholder Account Services (SAS) serves as the Funds' transfer agent. Table 4 below shows the aggregate amount of transfer agency fees paid by each Fund during the most recently completed fiscal year.

TABLE 4
TRANSFER AGENCY FEES

=======================================================
   FUND NAME                                 AMOUNT
-------------------------------------------------------

   Aggressive Growth Fund             $    3,116,195
   Balanced Strategy Fund                    707,543
   Capital Growth Fund                       228,624
   Cornerstone Strategy Fund               1,904,407
   Emerging Markets Fund                     252,835
   First Start Growth Fund                 2,474,499
   Growth Fund                             2,390,511
   Growth & Income Fund                    2,245,498
   Growth and Tax Strategy Fund              240,678
   Income Stock Fund                       2,178,858
   International Fund                        891,068
   Science & Technology Fund               1,991,585
   Small Cap Stock Fund                      428,132
   Value Fund                                 83,640
   World Growth Fund                         811,772
=======================================================

                                                            Proxy Statement - 17
                                                             -------------------

         IMCO also provides investment advisory services to four other mutual funds having similar investment objectives. These funds are available only through the purchase of certain variable insurance products offered by USAA Life Insurance Company. Table 5 below identifies the funds, the size of each fund as of its last fiscal year end, December 31, 2001, and the rate of compensation for advisory services (as a percentage of average net assets).


TABLE 5
AFFILIATED FUNDS

==============================================================================
                                                NET ASSETS        ADVISORY
   FUND NAME*                                    12/31/01           FEE
------------------------------------------------------------------------------

   USAA Life Aggressive Growth Fund          $  25,803,796           .50%
   USAA Life Diversified Assets Fund            42,862,727           .20%
   USAA Life Growth and Income Fund             70,511,611           .20%
   USAA Life World Growth Fund                  25,234,506           .20%

  * The USAA Life Diversified Assets Fund has an objective of long-term capital growth consistent with preservation of capital and balanced by current income. Each other USAA Life Fund listed above has substantially the same objective as that of the similarly named retail USAA Fund.
================================================================================


o        WHAT DID THE BOARD CONSIDER IN REVIEWING THIS PROPOSAL?

         On April 24 and May 29, 2002, the Board and IMCO held preliminary discussions regarding the possibility of a proposed new management structure for each Fund. At these meetings, the Board and IMCO discussed, among other matters, the process for identifying and evaluating potential subadvisers for the Funds and the benefits and challenges relating to the proposed new management structure. IMCO provided the Board with information regarding its proposed process for identifying and evaluating potential subadvisers, including extensive due diligence on each subadvisory candidate and the retention of Evaluation Associates, Inc. (EAI), an independent consultant with experience in these types of investment management evaluations, to assist IMCO during this process.

         The Proposed Agreement for each Fund and IMCO's recommendation to seek the necessary shareholder approvals were considered by the Board, including the Independent Board Members, at a meeting of the Board held on June 26, 2002. In addition, the Independent Board Members met separately as a group on that date to consider these matters. The Board also held a meeting on July 3, 2002, to consider, among other matters, portions of the draft proxy solicitation materials to be sent to each Fund's shareholders seeking approval of the Proposed Agreement. At each of these meetings, the Independent Board Members were advised by their independent counsel.

         As part of its deliberations during one or more of its meetings, the Board reviewed information provided by management relating to the services to be rendered by IMCO under the Proposed Agreements, the services to be rendered by each subadviser under the proposed Subadvisory Agreements, the reasonableness of the fees that would be paid under these agreements to IMCO and by IMCO to each sub-adviser, and the terms of the Proposed Agreement for each Fund, which are substantially the same as those in the Former Agreement and the Interim Agreement for each Fund. The Board also reviewed materials that included (i) a listing of the qualitative and quantitative criteria employed by IMCO to identify subadviser candidates; (ii) the qualifications of EAI and the subadviser search process employed by EAI in connection with its recommendations to IMCO; (iii) detailed data regarding each proposed subadviser, including its prior investment performance relative to applicable Funds and benchmark indices, its investment performance in both up and down market cycles, its investment process, the depth

USAA funds - 18
---------------
         of its investment personnel resources, the experience of its key investment personnel, its total assets under management, and its tenure in the advisory business; (iv) the fees to be paid by IMCO to each subadviser and the overall impact of those costs to IMCO; (v) the reasons identified by IMCO for proposing a New Index for the New Benchmark Funds; and (vi) information regarding the benefits and challenges to IMCO associated with employing subadvisers to manage the day-to-day activities of each Fund, subject to oversight by IMCO and the Board.

         During its deliberations, the Board concluded that the proposed new management structure is in the best interests of the Funds' shareholders. The Board believes the proposed structure offers the best means for each Fund to identify and retain the highest quality portfolio management services and, thereby, seek to obtain consistently superior investment performance. In the course of its deliberations, the Board considered, among other information, the foregoing materials, each of which was discussed during one or more of the Board's meetings. During its deliberations, the Board also considered (i) the organizational and financial implications of the proposed new arrangements to IMCO, (ii) the impact, if any, that each proposed New Index may have on the total fees paid to IMCO by each of the New Benchmark Funds for advisory services, (iii) the appropriateness of each New Index to be used in measuring the Performance Adjustment for the New Benchmark Funds given the investment styles to be employed on a going-forward basis by those Funds' subadvisers, subject to oversight by IMCO, (iv) the extent to which IMCO has been able and willing to waive fees and pay expenses of each Fund from time to time and the ability and willingness of IMCO to continue this practice in the future, (v) the benefits and challenges to a management structure where one or more independent advisory firms would directly manage some or all of each Fund's assets subject to the portfolio oversight of IMCO,
         (vi)  IMCO's   experience   supervising   subadvisers,   (vii)   IMCO's
         recommendations to implement subadvisory arrangements, which included input from EAI, and (viii) the process used by IMCO, with input from EAI, to identify the specific proposed subadvisers.

         In approving a Proposed Agreement for each Fund and recommending this proposal to each Fund's shareholders, the Board did not identify any single factor as all-important or controlling. Rather, the Board considered the foregoing factors in the context that the primary purpose of each Proposed Agreement is to enable IMCO to maintain for each Fund the newly implemented management structure of employing one or more experienced, independent investment teams that could enhance the investment performance of each Fund consistent with that Fund's investment objectives and strategies.

         Based on its evaluation of all material factors and with the assistance of independent counsel, the Board, including the Independent Board Members, approved a Proposed Agreement with respect to each Fund and authorized the submission of the applicable Proposed Agreement to each Fund's shareholders for their approval. Accordingly, the Board, including the Independent Board Members, recommends that shareholders of each Fund vote "FOR" the applicable Proposed Agreement.


o        HOW DOES THE BOARD RECOMMEND SHAREHOLDERS VOTE ON PROPOSAL 1?

         The Board recommends that shareholders vote "For" Proposal 1.


o WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT?

         Approval of the Proposed Agreements will require a "FOR" vote by a "majority of the outstanding voting securities" of a Fund, as provided in the 1940 Act. For this purpose, this means a "FOR" vote by the lesser of (i) more than 50% of the outstanding shares of the Fund, or
         (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.

                                                            Proxy Statement - 19
                                                            --------------------

                                   PROPOSAL 2
                  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENTS
                          BETWEEN IMCO AND SUBADVISERS

o        WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

         The Funds' Board of Directors recently approved proposals by IMCO to restructure the manner in which each Fund's assets are managed. To implement the new investment management arrangements promptly, the Board, among other actions, approved Interim Subadvisory Agreements between IMCO and the subadvisers, with respect to the Funds. No subadviser is affiliated with USAA. Under applicable regulations, the Interim Subadvisory Agreements typically will terminate 150 days after the date on which the Former Agreements terminated. Thus, the Board is asking Fund shareholders to approve the proposed Subadvisory Agreements before the Interim Subadvisory Agreements terminate.


o WHAT WAS THE PROCESS LEADING TO THIS PROPOSAL AND WHO ARE THE PROPOSED SUBADVISERS?

         IMCO recently conducted a comprehensive review of each USAA mutual fund's performance. Upon completion, IMCO determined that affirmative steps should be taken in the equity portfolio management area to progress toward the desired objective of superior investment performance across ALL USAA funds. IMCO then embarked upon a process that resulted in a strategy of retaining highly regarded outside investment firms to manage the equity portions of fifteen USAA funds.

         IMCO retained an independent consultant specializing in the evaluation of investment management firms. Upon receiving extensive materials from the consultant, IMCO performed its own additional analysis using the consultant's data, as well as other third-party data. An IMCO working group of senior management assessed the information and developed short lists of firms to interview. Those candidates made presentations to the working group. Upon identifying its candidates, negotiations transpired resulting in the recommendation to engage the subadvisers listed below that was made to and approved by the Funds' Board on June 26, 2002.

         IMCO will continue to oversee the management of each Fund as its investment adviser. IMCO also will continue to perform the day-to-day portfolio management for the fixed income portion of the Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds as well as the science portion of the Science & Technology Fund.

         The following are the proposed subadvisers for the Funds currently operating under the Interim Sub-advisory Agreements. Each subadviser is described more specifically in Proposals 2-A through 2-H.

================================================================================
         FUND                                  SUBADVISER(S)
-------------------------------------------------------------------------------

   Aggressive Growth Fund             Marsico Capital Management, LLC

   Balanced Strategy Fund             Wellington Management Company, LLP

   Capital Growth Fund                Batterymarch Financial Management, Inc.

   Cornerstone Strategy Fund          Wellington Management Company, LLP
                                      MFS Investment Management

   Emerging Markets Fund              The Boston Company Asset Management, LLC

   First Start Growth Fund            Marsico Capital Management, LLC

   Growth Fund                        Dresdner RCM Global Investors LLC
                                      Marsico Capital Management, LLC

USAA funds - 20
---------------

   Growth & Income Fund               Wellington Management Company, LLP

   Growth and Tax Strategy Fund       Dresdner RCM Global Investors LLC

   Income Stock Fund                  The Boston Company Asset Management, LLC
                                      Westwood Management Corporation

   International Fund                 MFS Investment Management

   Science & Technology Fund          Wellington Management Company, LLP

   Small Cap Stock Fund               Eagle Asset Management, Inc.

   Value Fund                         Westwood Management Corporation

   World Growth Fund                  MFS Investment Management
===============================================================================


o        WHAT ARE THE KEY PROVISIONS OF THE SUBADVISORY AGREEMENTS?

         Under each Subadvisory Agreement, IMCO will continue to employ the current subadviser to manage the day-to-day investment of all or a portion of each Fund's assets (as allocated from time to time by IMCO), consistent with each Fund's investment objectives, policies, and restrictions. Each subadviser will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities for which it is responsible, subject to the supervision and monitoring of IMCO and the over-sight of the Funds' Board. IMCO, and not the Fund, will be responsible for paying all fees charged by the applicable subadviser for these subadvisory services. Any description of the Subadvisory Agreements set forth herein is qualified in its entirety by the actual Subadvisory Agreements, a form of which is attached as Exhibit B.


o        WHAT  ARE  THE   DIFFERENCES   BETWEEN  THE   SUBADVISORY  AND  INTERIM
         SUBADVISORY AGREEMENTS?

         The Subadvisory Agreements and the Interim Subadvisory Agreements are substantially similar. The only differences of note between the two types of agreements, which stem primarily from the provisional nature of Rule 15a-4 under the 1940 Act, are as follows. First, each Interim Subadvisory Agreement likely will be in effect for a maximum of 150 days, whereas each Subadvisory Agreement initially would be in effect for two years, unless terminated sooner. Second, each Interim Subadvisory Agreement can be terminated by the Board, IMCO, or a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) or by the subadviser upon 60 days' written notice to the other party. Each Subadvisory Agreement may be terminated by the Independent Board Members or the vote of a majority of the Fund's outstanding shares on not more than 60 days' written notice to IMCO and the subadviser. IMCO also may terminate a Subadvisory Agreement at any time by written notice to the subadviser.


o        WHEN WILL THE INVESTMENT SUBADVISORY AGREEMENTS TAKE EFFECT?

         If approved by shareholders, each Subadvisory Agreement will take effect upon shareholder approval and will remain in effect for an initial two-year period. Thereafter, each Subadvisory Agreement would continue automatically for successive years, provided that it is specifically approved at least annually by a vote of a majority of the Independent Board Members and by a majority of all Board members. Each Fund may terminate its proposed Subadvisory Agreement, without penalty, by a vote of a majority of the Independent Board Members or by vote of a majority of the outstanding shares of the Fund, without penalty, on not more than 60 days' written notice to IMCO and the subadviser. IMCO may at any time terminate a proposed Subadvisory Agreement, without penalty, by written notice to the other party. Each subadviser may terminate its proposed Subadvisory Agreement, without penalty, by not less than 90 days' written notice to IMCO. Each Subadvisory Agreement automatically will terminate without penalty in the event of its assignment.

                                                            Proxy Statement - 21
                                                            --------------------

         If the proposal is not approved by shareholders of a Fund, the applicable Interim Subadvisory Agreement will remain in effect for 150 days from the date on which the Former Agreement terminated, or such later date as may be consistent with applicable regulations and interpretations. In such event, the Board and IMCO will consider appropriate alternative actions.


o        WILL THE FUNDS' TOTAL  EXPENSES  CHANGE AS A RESULT OF THE  SUBADVISORY
         AGREEMENTS?

         No, the Subadvisory Agreements will not impact the Funds' total expense ratios. IMCO (not the Fund) pays a fee to the subadvisers for services under the Subadvisory Agreements.


o        WHAT  INFORMATION  DID THE  BOARD  CONSIDER  PRIOR TO  PROPOSING  THESE
         CHANGES?

         At a meeting on June 26, 2002, the Board determined that it would be in the best interests of each Fund and its shareholders to approve the Subadvisory Agreements relating to that Fund. In making this decision, the Board considered many of the same materials and factors that it considered when it decided, as described in Proposal 1, to maintain the newly implemented management structure, to approve the Proposed Agreements with IMCO with respect to each Fund, and to recommend that each Fund's shareholders approve the Proposed Agreements. In addition, among other factors, the Board also considered the expertise of each proposed subadviser, the financial strength and quality of services offered by each proposed subadviser, the rigorous due diligence process employed by IMCO and EAI with respect to each proposed subadviser, and the input of EAI, an independent investment management consultant. The Board concluded that each proposed subadviser is capable of providing high-quality service as reflected by (i) the qualifications and experience of its advisory personnel, (ii) its available organizational resources, and (iii) its investment performance track record when managing accounts that are comparable to the applicable Fund or Funds.


o        HOW DOES THE BOARD RECOMMEND SHAREHOLDERS VOTE ON PROPOSAL 2?

         The Board recommends that shareholders vote "For" approval of Proposals 2-A through 2-H.


o WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO APPROVE EACH SUBADVISORY AGREEMENT?

         Approval of each proposal with respect to any Fund will require a "FOR" vote by a "majority of the outstanding voting securities" of the Fund, as provided in the 1940 Act. For this purpose, this means a "FOR" vote by the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.

USAA funds - 22
---------------

                                  PROPOSAL 2-A
                  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT
               BETWEEN IMCO AND WELLINGTON MANAGEMENT COMPANY, LLP

                             BALANCED STRATEGY FUND
                            CORNERSTONE STRATEGY FUND
                              GROWTH & INCOME FUND
                            SCIENCE & TECHNOLOGY FUND

o        WHAT GENERAL  INFORMATION  IS  AVAILABLE  ABOUT  WELLINGTON  MANAGEMENT
         COMPANY, LLP?

         Wellington Management Company, LLP (Wellington Management) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2002, Wellington Management had approximately $312 billion in assets under management.


o        WHO ARE THE  PARTNERS AND  PRINCIPAL  EXECUTIVE  OFFICER OF  WELLINGTON
         MANAGEMENT?

         Wellington Management is managed by its 74 partners, all of whom are active employees of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan. It should be noted that the managing partners are not necessarily those with the largest economic interests in the firm. Matthew E. Megargel, Senior Vice President and Partner, has significant portfolio management responsibility for all or a portion of the following Funds:
         USAA Growth & Income Fund, USAA Balanced Strategy Fund, and USAA Cornerstone Strategy Fund. James P. Hoffmann, Vice President, also has significant portfolio management responsibility for a portion of the USAA Cornerstone Strategy Fund. Scott E. Simpson, Senior Vice President and Partner, has significant management responsibility for a portion of the USAA Science & Technology Fund.


o DOES WELLINGTON MANAGEMENT OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE USAA BALANCED STRATEGY FUND, THE USAA CORNERSTONE STRATEGY FUND, THE USAA GROWTH & INCOME FUND, OR THE USAA SCIENCE & TECHNOLOGY FUND?

         No.


o        WHAT WILL IMCO PAY WELLINGTON MANAGEMENT FOR ITS SUBADVISORY SERVICES?

         IMCO will pay Wellington Management at the same rates under the proposed Subadvisory Agreements as it pays Wellington Management under the Interim Subadvisory Agreements. For the USAA Balanced Strategy Fund, IMCO pays Wellington Management a fee in the annual amount of 0.20% of the Fund's average net assets that Wellington Management manages. For the USAA Cornerstone Strategy Fund, IMCO pays Wellington Management a fee in the annual amount of 0.40% of the Fund's average net assets for the first $50 million of assets that Wellington Management manages and are invested in REITs, plus 0.35% of the Fund's average net assets for assets over $50 million that Wellington Management manages and are invested in REITs, plus 0.20% of the Fund's average net assets for assets that Wellington Management manages and invests in securities other than REITs. For

                                                            Proxy Statement - 23
                                                            --------------------
         the USAA Growth & Income Fund, IMCO pays Wellington Management a fee in the annual amount of 0.20% of the Fund's average net assets that Wellington Management manages. For the USAA Science & Technology Fund, IMCO pays Wellington Management a fee in the annual amount of 0.45% of the Fund's average net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average net assets for assets over $100 million that Wellington Management manages.


o        DOES WELLINGTON MANAGEMENT ACT AS ADVISER FOR SIMILAR FUNDS?

         Wellington Management also provides investment advisory services to other mutual funds with similar investment objectives as the portions of the USAA Balanced Strategy Fund, the USAA Cornerstone Strategy Fund, the USAA Growth & Income Fund, and the USAA Science & Technology Fund that Wellington Management manages. The table below identifies the funds, the size of each fund as of June 30, 2002, and the rate of compensation for advisory services (as a % of average net assets).

================================================================================
         FUND                             ASSETS           ANNUAL FEE RATE
-------------------------------------------------------------------------------
   BALANCED STRATEGY (EQUITY)
   CORNERSTONE STRATEGY (U.S. STOCKS)
   GROWTH & INCOME
   Anchor Series Growth Fund             $663 million  0.325% First $50 million
                                                       0.225% Next $100 million
                                                       0.200% Next $350 million
                                                       0.150% Over $500 million
   First Investors Life Growth*          $207 million  0.400% First $50 million
                                                       0.275% Next $100 million
                                                       0.220% Next $350 million
                                                       0.200% Over $500 million
   SCIENCE & TECHNOLOGY (TECHNOLOGY)
   Hartford Global Technology            $45 million   0.450% First $100 million
   Fund (mutual fund)                                  0.350% Next $400 million
                                                       0.300% Over $500 million

   Hartford Global Technology            $78 million   0.450% First $100 million
   Fund (variable annuity)                             0.350% Next $400 million
                                                       0.300% Over $500 million

   Security Benefit Life Technology      $5 million    0.500%
   Fund (mutual fund)

   Security Benefit Life Technology      $12 million   0.500%
   Series (variable annuity)

   CORNERSTONE STRATEGY (REITS)
   Prudential Real Estate Securities     $49 million   0.400% First $50 million
   Fund                                                0.350% Over $50 million

         * This Fund may be subject to a voluntary fee waiver.
===============================================================================

USAA funds - 24
---------------

                                  PROPOSAL 2-B
                  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT
                BETWEEN IMCO AND MARSICO CAPITAL MANAGEMENT, LLC

                             AGGRESSIVE GROWTH FUND
                             FIRST START GROWTH FUND
                                   GROWTH FUND

o        WHAT GENERAL INFORMATION IS AVAILABLE ABOUT MARSICO CAPITAL MANAGEMENT,
         LLC?

         Marsico Capital Management, LLC (Marsico) is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation (BOA) in January 2001. BOA, a Delaware corporation, is a bank holding company and a financial holding company headquartered at Bank of America Center, 100 North Tryon Street, Charlotte, North Carolina 29255-0065. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities, and retirement plans. As of June 30, 2002, Marsico had $14 billion in assets under management.


o        WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF MARSICO?

         The names and principal occupations of the current directors and principal executive officer of Marsico are set forth as follows:

       ======================================================================
         NAME, ADDRESS,
         AND POSITION WITH MARSICO      PRINCIPAL OCCUPATION
       ----------------------------------------------------------------------
         Robert H. Gordon               President and CEO, Banc of America
         Director                       Capital Management
         NY1-301-48-02
         9 West 57th Street
         New York, NY  10019

         Christopher J. Marsico         President, Marsico
         President and Director
         1200 17th Street, Suite 1300
         Denver, CO  80202
       ======================================================================

o DOES MARSICO OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE USAA AGGRESSIVE GROWTH FUND, THE USAA FIRST START GROWTH FUND, OR THE USAA GROWTH FUND?

         Marsico is affiliated with other investment advisers through their common ultimate parent, Bank of America Corporation. The affiliated advisers include Banc of America Securities LLC (BAS), Banc of America Capital Management, LLC, Banc of America Advisors, LLC, and other advisers listed in Schedule D of Part I of Marsico's Form ADV. BAS, as a registered broker-dealer, may execute trades for Marsico's clients.


o        WHAT WILL IMCO PAY MARSICO FOR ITS SUBADVISORY SERVICES?

         IMCO will pay Marsico at the same rate under the proposed Subadvisory Agreement as it pays Marsico under the Interim Subadvisory Agreement. IMCO pays Marsico a fee in the annual amount of 0.20% of each Fund's average net assets that Marsico manages.


                                                            Proxy Statement - 25
                                                            --------------------

o        DOES MARSICO ACT AS ADVISER FOR SIMILAR FUNDS?

         Marsico also provides investment advisory services to other mutual funds with similar investment objectives as the portions of the USAA Aggressive Growth Fund, the USAA First Start Growth Fund, and the USAA Growth Fund that Marsico manages. The table below identifies the funds, the size of the portion of each fund managed by Marsico as of June 30, 2002, and the rate of compensation for advisory services (as a % of average net assets).

===============================================================================
          FUND                       ASSETS              ANNUAL FEE RATE
-------------------------------------------------------------------------------

  ASAF Marsico Capital Growth        $706.8 million    0.40% First $1.5 billion
                                                       0.35% Over $1.5 billion

  AST Marsico Capital Growth         $1.2 billion      0.40% First $1.5 billion
                                                       0.35% Over $1.5 billion

  Diversified Large Cap Equity       $330.3 million*   *
  Growth Portfolio

  Enterprise Capital Appreciation    $196.1 million    0.45%
  Fund

  Enterprise Accumulation Trust VA   $57.1 million     0.45%

  Equitable Aggressive Large Cap     $542.4 million*   *
  Growth Portfolio

  Frank Russell Investment           $72 million       0.325% First $500 million
  Equity I Fund                                        0.275% Next $250 million
                                                       0.225% Over $750 million

  Frank Russell Investment Co.       $101.6 million    0.325% First $500 million
  Diversified Equity                                   0.275% Next $250 million
                                                       0.225% Over $750 million

  Marsico Growth Fund                $690.4 million    0.85%

  Nations Marsico Growth Fund        $528.6 million    0.45%

  Nations Marsico Annuity Growth     $72 million       0.45%

  SunAmerica Series Trust Marsico    $46 million       0.40%
  Growth Portfolio

  Commonfund Institutional Fund      $26 million*      *
  Core Equity Fund

   *    These portfolios have more than one manager.  Marsico manages only the amount of the fund's  assets  listed in the table and receives an undisclosed fee for its services.
================================================================================

USAA funds - 26
---------------

                                  PROPOSAL 2-C
                  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT
                   BETWEEN IMCO AND MFS INVESTMENT MANAGEMENT

                            CORNERSTONE STRATEGY FUND
                               INTERNATIONAL FUND
                                WORLD GROWTH FUND

o        WHAT GENERAL INFORMATION IS AVAILABLE ABOUT MFS INVESTMENT MANAGEMENT?

         MFS Investment Management (MFS), a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (Sun Life of Canada). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. Sun Life of Canada is located at 150 King Street West, Toronto, Ontario, M5H 1J9 Canada. As of June 30, 2002, MFS managed approximately $123 billion in net assets.


o        WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF MFS?

         The names and principal occupations of the current directors and principal executive officer of MFS are set forth as follows:

===============================================================================
   NAME, ADDRESS,
   AND POSITION WITH MFS                       PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------

 James C. Baillie, QC*                   Counsel, Torys
 Director

 John W. Ballen**                        President, MFS
 Director and President

 Martin E. Beaulieu**                    President, MFS Fund Distributors
 Director

 Joseph W. Dello Russo**                 Executive Vice President and Chief
 Director, Executive Vice President,     Administrative Officer, MFS
 and Chief Administrative Officer

 Robert J. Manning**                     Chief Fixed Income Officer, MFS
 Director, Senior Vice President, and
 Chief Fixed Income Officer

 Kevin R. Parke**                        Chief Investment Officer, MFS
 Director, Executive Vice President,
 and Chief Investment Officer

 C. James Prieur***                      President and Chief Operations Officer,
 Director                                Sun Life Assurance Co. of Canada

 Richard D. Schmalensee****              John C. Head III Dean, Sloan School of
 Director                                Management at MIT

                                                            Proxy Statement - 27
                                                           ---------------------

 William W. Scott, Jr.**                 Vice Chairman, MFS
 Director and Vice President

 Jeffrey L. Shames**                     Chairman and Chief Executive Officer,
 Director, Chairman, and Chief           MFS
 Executive Officer

 Donald A. Stewart, FIA, FCIA***         Chairman and Chief Executive Officer,
 Director                                Sun Life Assurance Co. of Canada

 William W. Stinson***                   Chairman, Executive Committee, United
 Director                                Dominion Industries Limited

  * The principal address for this director is Suite 3000, Maritime Life Tower, Box 270, TD Centre, Toronto, Ontario M5K 1N2, Canada.

  **   The  principal   address  for  the  directors  is  MFS  Investment
       Management, 500 Boylston Street, Boston, Massachusetts 02116.

  *** The principal address for these directors is Sun Life of Canada, 150 King Street West, Toronto, Ontario, M5H 1J9, Canada.

  **** The principal address for this director is Massachusetts Institute of Technology, Sloan School of Management, Room E52-473, 50 Memorial Drive, Cambridge, Massachusetts 02142-1347.
================================================================================


o DOES MFS OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE USAA CORNERSTONE STRATEGY FUND, THE USAA INTERNATIONAL FUND, OR THE USAA WORLD GROWTH FUND?

         No.


o        WHAT WILL IMCO PAY MFS FOR ITS SUBADVISORY SERVICES?

         Imco will pay MFS at the same rate under the proposed Subadvisory Agreement as it pays MFS under the Interim Subadvisory Agreement, although under the proposed Subadvisory Agreement, for purposes of reaching the $350 million breakpoint at which the fee rate will be reduced, assets of all funds in the USAA family of funds managed by MFS will be aggregated, not just assets of funds in the USAA Investment Trust that MFS manages. Thus, for the USAA International Fund, the USAA World Growth Fund, and the international portion of the USAA Cornerstone Strategy Fund, IMCO will pay MFS a fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of all funds in the USAA family of funds that MFS manages (I.E., the USAA International Fund, the USAA World Growth Fund, the international portion of the USAA Cornerstone Strategy Fund, and the USAA Life Investment Trust's World Growth Fund), plus 0.225% of the aggregate average net assets for assets over $350 million of all funds in the USAA family of funds that MFS manages.


o        DOES MFS ACT AS ADVISER FOR SIMILAR FUNDS?

         MFS also provides investment advisory services to other mutual funds with similar investment objectives as the USAA International Fund, the USAA World Growth Fund, and the portion of the USAA Cornerstone Strategy Fund that MFS manages. The table below identifies the funds, the size of each fund as of June 30, 2002, and the rate of compensation for advisory services (as a % of average net assets).

USAA funds - 28
---------------

================================================================================
     FUND                               ASSETS            ANNUAL FEE RATE
--------------------------------------------------------------------------------
  INTERNATIONAL
  CORNERSTONE STRATEGY (INTERNATIONAL)
  MFS Institutional
  International Equity Fund           $68.2 million    0.75%

  WORLD GROWTH
  MFS Global Equity Fund              $637.1 million   1.00%

  MFS Global Equity Series VIT        $6.1 million     1.00%

  American Skandia
  AST/MFS Global Equity Portfolio     $72.7 million    0.425% (subadvisory fee)

  Hartford Global Equity HLS Fund     $13.2 million    0.60% First  $200 million
                                                       0.55% Next $300 million
                                                       0.50% Over $500 million
================================================================================

                                  PROPOSAL 2-D
                  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT
                       BETWEEN IMCO AND THE BOSTON COMPANY
                              ASSET MANAGEMENT, LLC

                              EMERGING MARKETS FUND
                                INCOME STOCK FUND

o WHAT GENERAL INFORMATION IS AVAILABLE ABOUT THE BOSTON COMPANY ASSET MANAGEMENT, LLC?

         The Boston Company Asset Management, LLC (The Boston Company) is located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408. The Boston Company Asset Management Holdings LLC (Manager) is the manager of The Boston Company. The Boston Company is a majority-owned subsidiary of Boston Safe Deposit & Trust Company
         (BSDT), a state chartered bank. BSDT is a wholly-owned subsidiary of Mellon Financial Corporation (Mellon), located at One Mellon Center, Pittsburgh, Pennsylvania 15258. Mellon is a publicly owned global financial holding company incorporated under Pennsylvania law. As of June 30, 2002, The Boston Company had approximately $6.2 billion in assets under management.


o        WHO ARE THE  DIRECTORS AND  PRINCIPAL  EXECUTIVE  OFFICER OF THE BOSTON
         COMPANY?

         The names and principal occupations of the current directors and principal executive officer of The Boston Company are set forth as follows:

                                                            Proxy Statement - 29
                                                            --------------------

================================================================================
         NAME, ADDRESS,
         AND POSITION WITH
         THE BOSTON COMPANY                          PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------

  Corey Griffin*                      President and Chief Executive Officer, The
  Director of Manager,                Boston Company
  and President and Chief
  Executive Officer, The Boston
  Company

  Francis Antin**                     President and Chief Executive Officer,
  Director of Manager                 Mellon Growth Advisors

  Stephen Cantor***                   Chief Executive Officer and Chairman, The
  Director of Manager                 Dreyfus Corporation

  John Nagoniak*                      Retired
  Director of Manager

  Ronald O'Hanley*                    President, Mellon Institutional Management
  Director of Manager

  Peter Higgins*
  Director of Manager, and            Senior Vice President and Portfolio
  Senior Vice President and           Manager, The Boston Company
  Portfolio Mananger, The Boston
  Company

    * The principal address for these directors is The Boston Company Asset Management, LLC, One Boston Place, Boston, Massachusetts 02108.

    ** The principal address for this director is Mellon Growth Advisors, One Boston Place, Boston, Massachusetts 02108.

    ***  The   principal   address   for  this   director  is  The  Dreyfus
         Corporation, 200 Park Avenue, New York, New York 10166.
================================================================================

o DOES THE BOSTON COMPANY OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE USAA EMERGING MARKETS FUND OR THE USAA INCOME STOCK FUND?

         No.


o        WHAT WILL IMCO PAY THE BOSTON COMPANY FOR ITS SUBADVISORY SERVICES?

         IMCO will pay The Boston Company at the same rates under the proposed Subadvisory Agreements as it pays The Boston Company under the Interim Subadvisory Agreements. For the USAA Emerging Markets Fund, IMCO pays The Boston Company a fee in the annual amount of 0.69% of the Fund's average net assets that The Boston Company manages. For the USAA Income Stock Fund, IMCO pays The Boston Company a fee in the annual amount of 0.17% of the Fund's average net assets that The Boston Company manages.


o        DOES THE BOSTON COMPANY ACT AS ADVISER FOR SIMILAR FUNDS?

         The Boston Company also provides investment advisory services to other mutual funds with similar investment objectives as the USAA Emerging Markets Fund and the portion of the USAA Income Stock Fund that The Boston Company manages. The following table identifies the funds, the size of each fund as of June 30, 2002, and the rate of compensation for advisory services (as a % of average net assets).

USAA funds - 30
---------------

================================================================================
       FUND                             ASSETS              ANNUAL FEE RATE
-------------------------------------------------------------------------------

  INCOME STOCK
  Consulting Group Capital Markets     $347.4 million   0.30% First $250 million
                                                        0.25% Over $250 million
  EMERGING MARKETS
  American AAdvantage Emerging         $19 million      0.80% First $50 million
  Markets Fund                                          0.70% Over $50 million

  RBC Advisor Emerging Market Equity   $6.9 million     0.90% First $50 million
  Class of RBC Advisor Global Fund                      0.85% Next $50 million
                                                        0.75% Next $100 million
                                                        0.60% Over $200 million

  SEI Canada Emerging Markets          $14.8 million    0.60%
  Equity Fund

  SEI Emerging Markets Equity Fund     $5.2 million     0.60%

  SEI Institutional Investments Trust
  Emerging Market Equity Fund          $186.2 million   0.60%

  Top Managers Emerging Markets        $51 million      0.60%
  Alpha Fund
================================================================================

                                  PROPOSAL 2-E
                  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT
               BETWEEN IMCO AND DRESDNER RCM GLOBAL INVESTORS LLC

                                   GROWTH FUND
                          GROWTH AND TAX STRATEGY FUND

o        WHAT  GENERAL  INFORMATION  IS  AVAILABLE  ABOUT  DRESDNER  RCM  GLOBAL
         INVESTORS LLC?

         Dresdner RCM Global Investors LLC (Dresdner) is located at 4 Embarcadero Center, San Francisco, California 94111. Dresdner is an indirect wholly-owned subsidiary of Dresdner Bank AG, which, in turn, is an indirect wholly-owned subsidiary of Allianz AG, located at Koniginstrasse 28, D-80802, Munich, Germany. Founded in 1890 in Germany, Allianz AG is one of the world's leading multi-national insurance and financial services companies. With assets under management of over one trillion dollars as of December 31, 2001, Allianz provides its clients with a broad range of services in over 70 countries. As of June 30, 2002, Dresdner had approximately $49.9 billion in assets under management.


o        WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF DRESDNER?

         The names and principal occupations of the current directors and principal executive officer of Dresdner are set forth as follows:

                                                            Proxy Statement - 31
                                                            --------------------

================================================================================
   NAME, ADDRESS,
   AND POSITION WITH DRESDNER                  PRINCIPAL  OCCUPATION
-------------------------------------------------------------------------------

  Susan C. Gause*                        Senior Managing Director and Chief
  Director and Chief Executive Officer   Executive Officer, Dresdner

  William L. Price*                      Senior Managing Director, Chairman, and
  Director                               Global Chief Investment Officer,
                                         Dresdner

  Joachim Madler**                       Deputy Global Chief Executive Officer,
  Director                               Allianz Dresdner Asset Management

  Robert J. Goldstein*                   Secretary and General Counsel
  Managing Director

  Dora Fong                              Director of Finance

     * These directors can be contacted at Dresdner RCM Global Investors LLC, 4 Embarcadero Center, San Francisco, California 94111.

     ** This director can be contacted at Dresdner Bank AG, Gallusanlage 8, 2nd Floor, D-60301, Frankfurt, Germany.
================================================================================


o DOES DRESDNER OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE USAA GROWTH FUND OR THE USAA GROWTH AND TAX STRATEGY FUND?

         No.


o        WHAT WILL IMCO PAY DRESDNER FOR ITS SUBADVISORY SERVICES?

         IMCO will pay Dresdner at the same rates under the proposed Subadvisory Agreements as it pays Dresdner under the Interim Subadvisory Agreements. For both the USAA Growth Fund and the USAA Growth and Tax Strategy Fund, IMCO pays Dresdner a fee in the annual amount of 0.20% of each Fund's average net assets that Dresdner manages.


o        DOES DRESDNER ACT AS ADVISER FOR SIMILAR FUNDS?

         Dresdner also provides investment advisory services to other mutual funds with similar investment objectives as the portions of the USAA Growth Fund and the USAA Growth and Tax Strategy Fund that Dresdner manages. The following table identifies the funds, the size of each fund as of June 30, 2002, and the rate of compensation for advisory services (as a % of average net assets).

================================================================================
      FUND                                ASSETS            ANNUAL FEE RATE
--------------------------------------------------------------------------------

  AB Funds - Growth Equity Fund        $434.2 million   0.70% First $10 million
                                                        0.60% Next $10 million
                                                        0.50% Next $20 million
                                                        0.35% Next $20 million
                                                        0.30% Next $40 million
                                                        0.25% Next $300 million
                                                        0.20% Next $600 million
                                                        0.15% Over $1 billion

  AXA Premier Large Cap                $2.9 million     0.42% First $100 million
  Growth Fund                                           0.25% Next $300 million
                                                        0.20% Next $600 million
                                                        0.15% Over $1 billion
USAA funds - 32
----------------

  AXA Premier VIP Large Cap            $12.9 million    0.42% First $100 million
  Growth Fund                                           0.25% Next $300 million
                                                        0.20% Next $600 million
                                                        0.15% Over $1 billion

  CIGNA Retirement and Investment      $311.7 million   0.35% First $50 million
  Large Cap Growth/Dresdner                             0.30% Next $50 million
  RCM Fund                                              0.25% Next $150 million
                                                        0.20% Next $250 million
                                                        0.18% Over $500 million

  CUIT Growth Fund                     $65.8  million   0.70% First $10 million
                                                        0.60% Next $10 million
                                                        0.50% Next $20 million
                                                        0.35% Next $20 million
                                                        0.30% Next $40 million
                                                        0.25% Next $300 million
                                                        0.20% Next $600 million
                                                        0.15% Over $1 billion

  Diversified Investment Advisors      $647 million     0.22% First $700 million
  Large Cap Growth Equity                               0.15% Over $700 million

  First Mercantile Trust Large         $67.6 million    0.50%
  Cap Fund

  Guardian Group of Funds Alexandria   $7 million       0.70% First $15 million
  American Growth Fund*                                 0.60% Next $15 million
                                                        0.50% Next $30 million
                                                        0.35% Next $30 million
                                                        0.30% Next $60 million
                                                        0.25% Over $150 million

  PIMCO RCM Large-Cap Growth           $156.7 million   0.45%
  Fund "I"

  PIMCO RCM Tax-Managed                $3.9 million     0.60%
  Fund "I"

  SAFECO U.S. Growth Fund              $4.6 million     0.35% First $100 million
                                                        0.25% Next $150 million
                                                        0.20% Over $250 million

         * This fund will be closing and merging with the Bank of Montreal following an acquisition that took place last year.
================================================================================

                                                            Proxy Statement - 33
                                                            --------------------

                                  PROPOSAL 2-F
                  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT
                BETWEEN IMCO AND WESTWOOD MANAGEMENT CORPORATION

                                INCOME STOCK FUND
                                   VALUE FUND

o        WHAT  GENERAL   INFORMATION  IS  AVAILABLE  ABOUT  WESTWOOD  MANAGEMENT
         CORPORATION?

         Westwood Management Corporation (Westwood) is located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201 and has been in the investment management business since 1983. Westwood is a wholly-owned subsidiary of Westwood Holdings Group, Inc. (WHG), an institutional asset management company, located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201. As of June 30, 2002, Westwood had approximately $4.6 billion in assets under management.


o        WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF WESTWOOD?

         The names and principal occupations of the current directors and principal executive officer of Westwood are set forth as follows:

================================================================================
   NAME, ADDRESS,*
   AND POSITION WITH WESTWOOD      PRINCIPAL  OCCUPATION
-------------------------------------------------------------------------------
   Susan M. Byrne                  Chief Investment Officer, Westwood
   Director and Chairman

   Brian O. Casey                  President and Chief Operating Officer,
   Director and President          Westwood

   Joyce Schaer                    Senior Vice President, Director of Marketing,
   Director                        Westwood

   Patricia Fraze                  Executive Vice President, Client Relationship
   Director                        Manager, Westwood

   Lynda Calkin                    Senior Vice President, Portfolio Manager,
   Director                        Westwood

      * The principal address for each officer and director is Westwood Management Corp., 300 Crescent Court, Suite 1300, Dallas, Texas 75201.
================================================================================

o DOES WESTWOOD OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE USAA INCOME STOCK FUND OR THE USAA VALUE FUND?

         No.


o        WHAT WILL IMCO PAY WESTWOOD FOR ITS SUBADVISORY SERVICES?

         IMCO will pay Westwood at the same rate under the proposed Subadvisory Agreement as it pays Westwood under the Interim Subadvisory Agreement. For the USAA Income Stock Fund, IMCO pays Westwood a fee in the annual amount of 0.18% of the Fund's average net assets that Westwood manages. For the USAA Value Fund, IMCO pays Westwood a fee in the annual amount of 0.20% of the Fund's average net assets for the first $250 million in assets that Westwood manages and 0.18% of the Fund's average net assets for assets over $250 million that Westwood manages.

USAA fund - 34
--------------

o        DOES WESTWOOD ACT AS ADVISER FOR SIMILAR FUNDS?

         Westwood also provides investment advisory services to one other mutual fund with a similar investment objective as the USAA Value Fund and the portion of the USAA Income Stock Fund that Westwood manages. The following table identifies the fund, the size of the fund as of its last fiscal year end, and the rate of compensation for advisory services (as a % of average net assets).

===============================================================================
              FUND                            ASSETS            ANNUAL FEE RATE
------------------------------------------------------------------------------

         Gabelli Westwood Equity Fund       $281.7 million           1.00%
===============================================================================

                                  PROPOSAL 2-G
                  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT
                     BETWEEN IMCO AND BATTERYMARCH FINANCIAL
                                MANAGEMENT, INC.

                               CAPITAL GROWTH FUND

o WHAT GENERAL INFORMATION IS AVAILABLE ABOUT BATTERYMARCH FINANCIAL MANAGEMENT, INC.?

         Batterymarch Financial Management, Inc. (Batterymarch) is located at 200 Clarendon Street, Boston, Massachusetts 02116 and has been in the investment management business since 1969. Batterymarch, a registered investment adviser, is a wholly-owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason), located at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a publicly owned diversified financial services holding company incorporated under Maryland law. As of June 30, 2002, Batterymarch had approximately $6.9 billion in assets under management.


o        WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF BATTERYMARCH?

         The names and principal occupations of the current directors and principal executive officer of Batterymarch are set forth as follows:

================================================================================
 NAME, ADDRESS,*
 AND POSITION WITH BATTERYMARCH         PRINCIPAL  OCCUPATION
--------------------------------------------------------------------------------

 William L. Elcock                      Chief Executive Officer, Batterymarch
 Director and Chief Executive Officer

 Tania Zouikin                          Senior Executive, Batterymarch
 Director and Chairman

 Edward A. Taber, III                   Senior Executive Vice President and Head
 Director                               of Asset Management, Legg Mason, Inc.

 Timothy C. Scheve                      Senior Executive Vice President,
 Director                               Legg Mason, Inc.

 Deepak Chowdury                        Managing Director, Asset Management,
 Director                               Legg Mason, Inc.

  *   Any notices with respect to the  directors  can be forwarded to Mr. Edward
      A. Taber, III, Senior Executive Vice President and Head of Investment Management, Legg Mason, Inc., 100 Light Street, 35th Floor, Baltimore, Maryland 21202.
================================================================================

                                                            Proxy Statement - 35
                                                            --------------------

o DOES BATTERYMARCH OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE USAA CAPITAL GROWTH FUND?

         No.


o        WHAT WILL IMCO PAY BATTERYMARCH FOR ITS SUBADVISORY SERVICES?

         IMCO will pay Batterymarch at the same rate under the proposed Subadvisory Agreement as it pays Batterymarch under the Interim Subadvisory Agreement. IMCO pays Batterymarch a fee in the annual amount of 0.50% of the USAA Capital Growth Fund's average net assets that Batterymarch manages.


o        DOES BATTERYMARCH ACT AS ADVISER FOR SIMILAR FUNDS?

         While Batterymarch provides investment advisory services to advisory accounts with similar investment objectives as the USAA Capital Growth Fund, Batterymarch does not provide such services to other mutual funds with a similar investment objective as that of the USAA Capital Growth Fund.

                                  PROPOSAL 2-H
                  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT
                  BETWEEN IMCO AND EAGLE ASSET MANAGEMENT, INC.

                              SMALL CAP STOCK FUND

o        WHAT GENERAL  INFORMATION  IS AVAILABLE  ABOUT EAGLE ASSET  MANAGEMENT,
         INC.?

         Eagle Asset Management, Inc. (Eagle), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, is a registered investment adviser formed in 1984. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (RJF), which is also located at 880 Carillon Parkway, St. Petersburg, Florida 33716. RJF is a diversified financial services holding company whose subsidiaries engage primarily in investment and financial planning, including securities and insurance brokerage, investment banking, asset management, banking and cash management, and trust services. As of June 30, 2002, Eagle had approximately $5.8 billion in assets under management.


o        WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF EAGLE?

         The names and principal occupations of the current directors and principal executive officer of Eagle are set forth as follows:

===============================================================================
  NAME, ADDRESS,*
  AND POSITION WITH EAGLE        PRINCIPAL  OCCUPATION
-------------------------------------------------------------------------------

  Thomas A. James                Chairman and Chief Executive Officer, Raymond
  Chairman                       James Financial, Inc.

  Richard K. Riess               Chief Executive Officer, Eagle; Executive
  Director and Chief             Vice President, Managing Director of Asset
  Executive Officer              Management, Raymond James Financial, Inc.

  Stephen G. Hill                President and Chief Operating Officer, Eagle
  Director, President, and
  Chief Operating Officer

   * The principal address for each director is 880 Carillon Parkway, P. O. Box 10520, St. Petersburg, Florida 33733-0520.
===============================================================================

USAA funds - 36
----------------

o DOES EAGLE OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE USAA SMALL CAP STOCK FUND?

         No.


o        WHAT WILL IMCO PAY EAGLE FOR ITS SUBADVISORY SERVICES?

         IMCO will pay Eagle at the same rate under the proposed Subadvisory Agreement as it pays Eagle under the Interim Subadvisory Agreement. IMCO pays Eagle a fee in the annual amount of 0.56% of the USAA Small Cap Stock Fund's average net assets for the first $100 million in assets that Eagle manages and 0.45% of the Fund's average net assets for assets over $100 million that Eagle manages.


o        DOES EAGLE ACT AS ADVISER FOR SIMILAR FUNDS?

         Eagle also provides investment advisory services to other mutual funds with similar investment objectives as the USAA Small Cap Stock Fund. The table below identifies the funds, the size of each fund as of June 30, 2002, and the rate of compensation for advisory services (as a % of average net assets).

================================================================================
       FUND                            ASSETS              ANNUAL FEE RATE
-------------------------------------------------------------------------------

  The First Puerto Rico Equity        $6 million        0.75% (on total assets)
  Opportunities Fund

  Heritage Mid Cap Stock Fund         $352 million      0.75% (on total assets)
===============================================================================

                                   PROPOSAL 3
               APPROVAL OF A PROPOSAL TO PERMIT IMCO AND THE BOARD
           TO APPOINT AND REPLACE SUBADVISERS, ENTER INTO SUBADVISORY
                AGREEMENTS AND APPROVE AMENDMENTS TO SUBADVISORY
                 AGREEMENTS WITHOUT FURTHER SHAREHOLDER APPROVAL

o        WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

         The Board has determined that it would be in the best interests of shareholders for IMCO to have the ability to appoint and replace subadvisers for a Fund and to enter into, and approve amendments of, subadvisory agreements, in the future without first obtaining shareholder approval. Thus, at its meeting on June 26, 2002, the Board approved, and recommended that each Fund's shareholders also be asked to approve, a policy to permit IMCO, subject to prior Board approval, to appoint and replace subadvisers, to enter into subadvisory agreements, and to amend subadvisory agreements on behalf of a Fund without further shareholder approval.

         On June 18, 2002, the SEC granted an order permitting IMCO to change subadvisers for each Fund without first calling a special shareholder meeting and obtaining shareholder approval (Order). One of the conditions for approval by the SEC is that the shareholders approve this "manager-of-managers" arrangement. By approving this proposal, you will be authorizing IMCO to change, with prior Board approval, subadvisers in the future without first obtaining shareholder approval.

         Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any subadviser to an investment company. Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its "assignment," which, under the 1940 Act, generally includes the transfer of an

                                                            Proxy Statement - 37
                                                            --------------------
         advisory agreement or the transfer of control of the investment adviser through the transfer of a con-trolling block of the adviser's outstanding voting securities.

         In conformity with Section 15 of the 1940 Act, each Fund currently must obtain shareholder approval of a subadvisory agreement in order to employ new subadvisers, replace existing subadvisers, change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadviser's contract terminates because of an assignment.

         The Board and IMCO currently may terminate a subadvisory agreement without shareholder approval. Fund shareholders currently may terminate a subadvisory agreement at any time by a vote of a majority of the Fund's outstanding shares, as defined in the 1940 Act. The proposed form of subadvisory agreement attached as Exhibit B is the type of subadvisory agreement that would no longer require shareholder approval if this proposal is approved, subject to compliance with other conditions that the SEC requires.

         If the proposal is approved, IMCO and the Funds would be permitted to enter into new or amended subadvisory agreements without obtaining shareholder approval. In all cases, however, approval by the Board, including the Independent Board Members, will continue to be required to approve any new or amended subadvisory agreement.

         If the proposal is not approved by shareholders of a Fund, then IMCO and the Fund would only enter into new or amended subadvisory agreements with shareholder approval, adding additional time and expense to making a change deemed beneficial by the Fund's Board. Subadvisory agreements with affiliated subadvisers would remain subject to the shareholder approval requirement even if the proposal is approved.


o        HOW WILL SHAREHOLDERS BE INFORMED OF NEW SUBADVISERS FOR A FUND?

         Within 90 days following the hiring of any new subadviser, a Fund will send to shareholders an information statement containing all of the relevant information that otherwise would be in proxy materials. The information statement will include, for example, disclosure as to the level of fees to be paid by IMCO to the subadviser.

         If this proposal is approved, amendments to the Agreement between IMCO and a Fund will remain subject, where applicable, to the shareholder and Board approval requirements of Section 15 of the 1940 Act and related proxy statement disclosure requirements. Moreover, although approval of the proposal generally will permit the Board and IMCO to change the fees payable to a subadviser without shareholder approval, which in turn may result in a different net fee retained by IMCO, such changes will not permit the Board and IMCO to increase the rate of the fees payable by the Fund to IMCO under the agreement without first obtaining shareholder approval.


o        WHAT ARE THE BENEFITS TO EACH FUND?

         The Board believes that it is in the best interests of each Fund's shareholders to allow IMCO the maximum flexibility to select, supervise, and evaluate subadvisers without incurring the expense and potential delay of seeking specific shareholder approval.

         Generally, a change in investment management arrangements involving one or more subadvisers requires that a Fund must call and hold a meeting of the Fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process results in unnecessary administrative expenses to a Fund and may cause harmful delays in executing changes that the Board and IMCO have determined are necessary or desirable. These costs are generally borne entirely by a Fund. If IMCO and the Board can rely on the proposed policy, the Board would be able to act more quickly and with less expense to a Fund to appoint an unaffiliated subadviser when the Board and IMCO believe that the appointment would benefit the Fund and its shareholders. If a

USAA funds - 38
---------------

         Fund's shareholders are not satisfied with the subadvisory arrangements that IMCO and the Board implement, they would, of course, be able to exchange or sell their shares.

         Also, the Board will oversee the subadviser selection process to ensure that shareholders' interests are protected whenever IMCO selects a subadviser or modifies a subadvisory agreement. The Board, including a majority of the Independent Board Members, will continue to evaluate and approve all new subadvisory agreements as well as any modification to existing subadvisory agreements. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality, and scope of services provided by the subadvisers. The Board will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that IMCO continues to act in the best interests of each Fund and its shareholders.


o        WHAT ARE THE CONDITIONS OF THE ORDER?

         The Order grants each Fund relief from Section 15(a) of the 1940 Act and certain rules thereunder in order for each Fund to operate in the manner described in this proposal, subject to certain conditions, including approval of this proposal by each Fund's shareholders. A Fund will not rely on the Order unless all such conditions have been met. The conditions for the relief set forth in the Order are as follows:

              o Before a Fund may rely on the Order, the proposed "manager of managers" structure of the Fund will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

              o A Fund will disclose in its prospectus the existence, substance, and effect of the Order. In addition, the Fund will hold itself out to the public as employing a "Manager/Subadviser" approach. The prospectus relating to the Fund will prominently disclose that IMCO has ultimate responsibility to oversee the subadviser and recommend its hiring, termination, and replacement.

              o IMCO will provide management and administrative services to a Fund, including overall supervisory responsibility for the general management and investment of the Fund, and, subject to review and approval by the Board, will (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend subadvisers to manage all or part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple subadvisers; (iv) monitor and evaluate the investment performance of subadvisers; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

              o At all times, a majority of a Fund's Board will be Independent Board Members, and the nomination of new or additional Independent Board Members will be placed within the discretion of the then existing Independent Board Members.

              o IMCO will not enter into a subadvisory agreement with any subadviser that is an affiliated person of a Fund or IMCO, as defined in Section 2(a)(3) of the 1940 Act, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

              o When a subadviser change is proposed for a Fund with an affiliated subadviser, the Board, including a majority of the Independent Board Members, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which IMCO or the affiliated subadviser derives an inappropriate advantage.

                                                            Proxy Statement - 39
                                                            --------------------

              o No director or officer of a Fund or director or officer of IMCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in any subadviser for the Fund except for (i) ownership of interests in IMCO or any entity that controls, is controlled by, or is under common control with IMCO or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a subadviser or any entity that controls, is controlled by, or is under common control with a subadviser for the Fund.

              o Within 90 days of the hiring of any new subadviser, IMCO will furnish shareholders of a Fund all the information that would have been included in a proxy statement. Such information will include any changes in such disclosure caused by the addition of a new subadviser.


o        HOW DOES THE BOARD RECOMMEND SHAREHOLDERS VOTE ON PROPOSAL 3?

         The Board recommends that shareholders vote "For" Proposal 3.


o WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO PERMIT IMCO TO ENTER INTO NEW OR AMENDED SUBADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL?

         Approval of Proposal 3 will require a "FOR" vote by a "majority of the outstanding voting securities" of a Fund, as provided in the 1940 Act. For this purpose, this means a "FOR" vote by the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.

                                   PROPOSAL 4
                   APPROVAL OF AN AMENDMENT TO THE INVESTMENT
                        OBJECTIVE OF THE USAA GROWTH FUND

o WHAT CHANGE IS THE BOARD OF DIRECTORS PROPOSING TO THE FUND'S INVESTMENT OBJECTIVE?

         The Board of Directors proposes to change the Fund's investment objective to read as follows:

               "The Fund's investment objective is long-term growth of capital."


o        WHY IS THE BOARD OF DIRECTORS PROPOSING THIS CHANGE?

         In connection with the new investment management structure, IMCO and the Fund's Board have determined that it is most appropriate for the USAA Growth Fund to have the sole investment objective of long-term growth of capital. To date, in addition to the primary objective of long-term growth of capital, the Fund has had secondary objectives of regular income and conservation of principal. Although removing the secondary objectives could add risk to the Fund's portfolio, the Board and IMCO no longer believe the secondary objectives are appropriate given the strategic direction of the Fund and investment style of the current subadvisers.


o        HOW DOES THE BOARD OF  DIRECTORS  RECOMMEND  SHAREHOLDERS  VOTE ON THIS
         PROPOSAL?

         The Board of Directors recommends that shareholders vote "For" Proposal 4.

USAA funds - 40
---------------

o WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO CHANGE THE FUND'S INVESTMENT OBJECTIVE?

         Approval of Proposal 4 will require a "FOR" vote by a "majority of the outstanding voting securities" of the USAA Growth Fund, as provided in the 1940 Act. For this purpose, this means a "FOR" vote by the lesser of (i) more than 50% of the outstanding shares of the USAA Growth Fund, or (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.

                                   PROPOSAL 5
                   APPROVAL OF AN AMENDMENT TO THE INVESTMENT
                   OBJECTIVE OF THE USAA GROWTH & INCOME FUND

o WHAT CHANGE IS THE BOARD OF DIRECTORS PROPOSING TO THE FUND'S INVESTMENT OBJECTIVE?

         The Board of Directors proposes to change the Fund's investment objective to read as follows:

                  "The Fund's primary investment objective is capital growth and its secondary investment objective is current income."


o        WHY IS THE BOARD OF DIRECTORS PROPOSING THIS CHANGE?

         The Fund's current investment objective places equal emphasis on growth and income. In recent years, there has been a dramatic reduction in the number of companies that pay dividends with respect to their common stock. As a result, it is increasingly difficult for any fund that invests primarily in equity securities to comply with an objective that places equal emphasis on growth and income. Thus, the Board proposes that the Fund's objective be modified as described above.


o        HOW DOES THE BOARD OF  DIRECTORS  RECOMMEND  SHAREHOLDERS  VOTE ON THIS
         PROPOSAL?

         The Board of Directors recommends that shareholders vote "For" Proposal 5.


o WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO CHANGE THE FUND'S INVESTMENT OBJECTIVE?

         Approval of Proposal 5 will require a "FOR" vote by a "majority of the outstanding voting securities" of the USAA Growth & Income Fund, as provided in the 1940 Act. For this purpose, this means a "FOR" vote by the lesser of (i) more than 50% of the outstanding shares of the USAA Growth & Income Fund, or (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.

                                                            Proxy Statement - 41
                                                            --------------------

                        FURTHER INFORMATION ABOUT VOTING
                           AND THE SHAREHOLDER MEETING


                        QUORUM AND METHODS OF TABULATION

With respect to each proposal on which shareholders of a Fund are entitled to vote, a majority of the shares of the Fund entitled to vote, represented in person or by proxy, is required to constitute a quorum at the shareholder meeting. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.

Each proposal requires a vote based on the total votes cast. As a result, abstentions will assist the Fund in obtaining a quorum, and will have the effect of an "AGAINST" vote on the outcome of the proposals. Broker "non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions and, as a result, will have the effect of an "AGAINST" vote on the outcome of the proposals.

In the event a quorum is not present at the shareholder meeting or in the event a quorum is present at the shareholder meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interests of shareholders after consideration of all relevant factors, including the nature of the relevant proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation. One or more of the proposals in this proxy statement may be voted on prior to any adjournment if sufficient votes have been received for a proposal and such vote is otherwise appropriate. With respect to each matter, any such adjournment will require the affirmative vote by a majority of those shares of the Fund present at the shareholder meeting in person or by proxy and entitled to vote thereon. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposals in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposals against such adjournment.


                              SHARES OWNED BY USAA

As of July 31, 2002, USAA, a Texas reciprocal interinsurance exchange, held of record or beneficially owned directly or indirectly through one or more of its affiliates 15.07% (1,000,000 shares) of the USAA Value Fund.

Shares owned by USAA and its affiliates may be voted in favor of (or "FOR") each of the proposals. IMCO is a wholly owned indirect subsidiary of USAA whose address, along with its affiliates, is 9800 Fredericksburg Road, San Antonio, Texas 78288.

With respect to Fund shares held in USAA individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth, and SIMPLE IRAs), the IRA
Custodian, USAA Federal Savings Bank, will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If USAA IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for or against any proposal in the same proportion as other USAA IRA shareholders have voted.

USAA funds - 42

---------------
                               LARGE SHAREHOLDERS

The following table identifies all persons other than USAA and its affiliates, who, as of July 31, 2002, held of record or owned beneficially 5% or more of any Fund's shares.

================================================================================
                             NAME AND ADDRESS              NUMBER       PERCENT
     TITLE OF FUND          OF BENEFICIAL OWNER           OF SHARES     OF FUND
-------------------------------------------------------------------------------

Emerging Markets  Fund  Fidelity Investments Institutional 393,973        5.6%
                        Operations Company FIIOC
                        Agent Certain Employee Benefit Plans
                        100 Magellan Way
                        Covington, KY 41015-1999
================================================================================

                                 OTHER BUSINESS
The Board knows of no other business to be brought before the shareholder meeting. However, if any other matters properly come before the shareholder meeting, it is the Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies on the enclosed proxy card.

                             SOLICITATION OF PROXIES

Fund officers and IMCO employees may solicit proxies by mail or by telephone. In addition, an outside proxy solicitation service, Georgeson Shareholder Communications, Inc., anticipates soliciting proxies by telephone at an estimated cost of $225,000. The exact cost will depend upon the services rendered.

Votes also may be recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number SAS has in its records for their accounts and would be asked for the last four digits of their Social Security numbers or other identifying information. The shareholders would then be given an opportunity  to  authorize  proxies  to vote  their  shares  at the  meeting  in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they also will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The cost of preparing, printing, and mailing the enclosed proxy card(s) and proxy statement, and any other costs incurred in connection with this solicitation, including any additional solicitation made by mail, Internet, or telephone, will be borne by the Funds.

                              REVOCATION OF PROXIES

Proxies, including proxies given on the Internet or by telephone, may be revoked at any time before they are voted by a written revocation received by any Fund, by properly executing a later-dated proxy, or by attending the shareholder meeting and voting in person. The last instruction we receive from you, either paper or electronic, will be the one tabulated.

                                                            Proxy Statement - 43
                                                            --------------------

                   DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS
                       FOR SUBSEQUENT SHAREHOLDER MEETINGS

Under the provisions of each Fund's charter documents and applicable law, no annual meeting of shareholders is required. No Fund currently intends to hold such a meeting. Ordinarily, there will be no shareholder meet-ing unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by a Fund within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of a Fund may request a shareholder meeting at any time for the purpose of voting to remove one or more of the directors. A Fund will assist in communicating to other shareholders about such meeting.


                              FINANCIAL INFORMATION

EACH FUND, WITHOUT CHARGE, WILL FURNISH TO YOU UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR AND A COPY OF ITS SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUEST MAY BE DIRECTED TO USAA INVESTMENT MANAGEMENT COMPANY, 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TEXAS 78288 OR 1-800-245-4275.

     =================================================================
           NUMBER OF EACH FUND'S SHARES OUTSTANDING AT AUGUST 9, 2002

                FUND NAME                              SHARES
     ----------------------------------------------------------------
           Aggressive Growth Fund                    35,069,752
           Balanced Strategy Fund                    23,282,146
           Capital Growth Fund                        6,688,932
           Cornerstone Strategy Fund                 50,161,395
           Emerging Markets Fund                      7,029,354
           First Start Growth Fund                   18,421,049
           Growth Fund                               70,333,964
           Growth & Income Fund                      58,072,141
           Growth and Tax Strategy Fund              14,045,006
           Income Stock Fund                        109,993,622
           International Fund                        21,480,183
           Science & Technology Fund                 35,260,510
           Small Cap Stock Fund                      10,708,569
           Value Fund                                 6,678,041
           World Growth Fund                         18,620,608
     ==================================================================

USAA funds - 44
---------------

                                    EXHIBIT A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of the ____ day of ______________, 2002 between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (IMCO), and [USAA MUTUAL FUND, INC./USAA INVESTMENT TRUST], a [corporation/business trust] organized under the laws of the state of [Maryland/Massachusetts] and having a place of business in San Antonio, Texas (the Company).

         WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, IMCO is engaged in the business of rendering investment management and advisory services and is registered under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Company is authorized to issue shares of [capital stock/beneficial interest] (the Shares) in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Company presently offers Shares in each of the series identified in Schedule A hereto (the "Existing Funds") (such series, together with all other series subsequently established by the Company with respect to which the Company desires to retain IMCO to render management and investment advisory services hereunder and with respect to which IMCO is willing so to do, being herein collectively referred to as the Funds);

         NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.       APPOINTMENT OF IMCO.

         (a) EXISTING FUNDS. The Company hereby appoints IMCO to act as manager and investment adviser for each of the Existing Funds for the period and on the terms herein set forth. IMCO accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         (b) ADDITIONAL FUNDS. In the event that the Company establishes one or more series of Shares other than the Existing Funds with respect to which it desires to retain IMCO to render management and investment advisory services hereunder, it shall so notify IMCO in writing. If IMCO is willing to render such services it shall notify the Company in writing, whereupon the Company shall appoint IMCO to act as manager and investment adviser for each of such series of Shares for the period and on the terms herein set forth, IMCO shall accept such appointment and agree to render the services herein set forth for the compensation herein provided, and each of such series of Shares shall become a Fund hereunder.

2.       DUTIES OF IMCO.

         Subject to the delegation of any such duties to one or more investment subadvisers ("Subadvisers") as provided in Paragraph 3 hereof, IMCO, at its own expense, shall furnish the following services and facilities to the Company:

         (a) INVESTMENT PROGRAM. IMCO will (i) furnish continuously an investment program for each Fund, (ii) determine (subject to the overall supervision and review of the Board of [Directors/Trustees] of the Company (the Board)) what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested, and (iii) make changes on behalf of the Company in the investments of each Fund.

                                                                  Exhibit A - 45
                                                                  --------------

         (b) MONITORING. Should the Board determine it is in the best interests of a Fund's shareholders to invest all of its investable assets in another mutual fund with substantially the same investment objective (the Portfolio), IMCO will monitor the services provided to the Portfolio, subject always to the control of the Board. Such monitoring may include among other things, review of Portfolio reports showing the composition of securities in the Portfolio on a periodic basis and periodic review of investment practices of the Portfolio. IMCO will report to the Board, at least annually, on the results of such monitoring such that the Board may determine whether continued investment exclusively in the Portfolio is in the best interests of the Fund's shareholders.

3.       SUBADVISERS.

         (a) Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, IMCO, at its own expense, may select and contract with one or more Subadvisers to manage the investment operations and composition of each Fund and render investment advice for each Fund, including the purchase, retention and disposition of the investments, securities and cash contained in each Fund, in accordance with such Fund's investment objectives, policies and restrictions as stated in the Company's [Articles of Incorporation/Agreement and Declaration of Trust], By-Laws and such Fund's Prospectus and Statement of Additional Information
(SAI), as is from time to time in effect; provided that, (i) IMCO will continue to have overall supervisory responsibility for the general management and investment of each Fund's assets, and (ii) any contract with a Subadviser (a Subadvisory Agreement) shall be in compliance with and approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (SEC) or its staff.

         (b) Subject to the general supervision and control of the Board, IMCO will have full discretion to (i) select new or additional Subadvisers for each Fund, (ii) enter into and materially modify existing Subadvisory Agreements, and
(iii) terminate and replace any Subadviser. In connection with IMCO's responsibilities herein, IMCO will assess each Fund's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Fund's assets among one or more current or additional Subadvisers from time to time, as IMCO deems appropriate, to enable each Fund to achieve its investment goals. In addition, IMCO will monitor compliance of each Subadviser with the investment objectives, policies and restrictions of any Fund or Funds (or portions of any Fund) under the management of such Subadviser, and review and report to the Board on the performance of each Subadviser. IMCO will furnish, or cause the appropriate Subadviser(s) to furnish, to the Company such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Company may reasonably request. On IMCO's own initiative, IMCO will apprise, or cause the appropriate Subadviser(s) to apprise, the Company of important developments materially affecting each Fund (or any portion of a Fund that they advise) and will furnish the Company, from time to time, with such information as may be appropriate for this purpose. Further, IMCO agrees to furnish, or cause the appropriate Subadviser(s) to furnish, to the Board such periodic and special reports as the Board may reasonably request. In addition, IMCO agrees to cause the appropriate Subadviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

4.       ALLOCATION OF EXPENSES.

         Except for the services and facilities to be provided by IMCO set forth in Paragraphs 2 and 3 above, the Company assumes and shall pay all expenses for all other Company operations and activities and shall reimburse IMCO for any such expenses incurred by IMCO. The expenses to be borne by the Company shall include, without limitation:

         (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of its cash, portfolio securities and other property;

         (b) the charges and expenses of auditors;

         (c) brokerage commissions for transactions in the portfolio securities of the Company;

USAA funds - 46
---------------

         (d) all taxes, including issuance and transfer taxes, and fees payable by the Company to federal, state or other governmental agencies;

         (e) the cost of share certificates representing Shares of the Company;

         (f) fees involved in registering and maintaining  registrations  of the
Company  and  of  its  Shares  with  the  SEC  and  various   states  and  other
jurisdictions;

         (g) all expenses of shareholders' and Board meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports and other communications (including Prospectuses) to existing shareholders;

         (h) compensation and travel expenses of Board members who are not "interested persons" within the meaning of the 1940 Act;

         (i) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

         (j) charges and expenses of legal counsel in connection with matters relating to the Company, including, without limitation, legal services rendered in connection with the Company's legal and financial structure and relations with its shareholders, issuance of Company Shares, and registration and qualification of securities under federal, state and other laws;

         (k) membership or association dues for the Investment Company Institute or similar organizations;

         (l) interest payable on Company borrowings; and

         (m) postage.

5.       ADVISORY FEE.

         (a) For the services and facilities to be provided by IMCO as provided in Paragraphs 2(a) and 3 hereof, the Company shall pay to IMCO a monthly fee with respect to each Fund computed as set forth in Schedule B or Schedule C hereto. For the services and facilities to be provided by IMCO as provided in Paragraph 2(b) hereof, the Company shall pay no fee.

         (b) IMCO may from time to time and for such periods as it deems appropriate voluntarily waive fees or otherwise reduce its compensation hereunder. With respect to each Fund identified in Schedule D hereto, in addition to any amounts otherwise payable to IMCO as an advisory fee for current services under this Agreement, the Company shall be obligated to pay IMCO amounts previously waived or expenses paid by IMCO with respect to such Fund, provided that such additional payments are made not later than the date identified in Schedule D hereto as the "Ending Date" and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed the percentage of the Fund's average net assets identified in Schedule D.

         (c) In the event this Agreement is terminated with respect to any one or more Funds as of a date other than the last day of any month, the Company shall pay IMCO a pro rata portion of the amount that the Company would have been required to pay, if any, had this Agreement remained in effect for the full month, subject to such other adjustments as may be provided in Schedule B hereto.

6.       COMPANY TRANSACTIONS.

         In connection with the management of the investment and reinvestment of the assets of the Company, IMCO, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to

                                                                  Exhibit A - 47
                                                                  --------------
select the brokers or dealers that will execute purchase and sale transactions for the Company and is directed to use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, IMCO shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

         IMCO may, to the extent permitted under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), cause a Fund to pay a broker or dealer that provides brokerage or research services to IMCO, a Subadviser, the Company or a Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if IMCO determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided in terms of that particular transaction or IMCO's overall responsibilities to the Fund, the Company or its other investment advisory clients. To the extent permitted by Section 28(e), neither IMCO nor any Subadviser shall be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking "best execution" and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., IMCO also may consider sales of shares of the Company as a factor in the selection of brokers and dealers. In this regard, the Company reserves the right to direct IMCO to cause Subadvisers to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Company is required to pay or for which the Company is required to arrange payment pursuant to this Agreement; or (ii) recognize broker-dealers for the sale of shares of the Company. In addition, the Company hereby agrees that any entity or person associated with IMCO or any Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by Section 11(a)(1)(H) of the 1934 Act.

7.       RELATIONS WITH COMPANY.

         Subject to and in accordance with the [Articles of Incorporation/Agreement and Declaration of Trust] and Bylaws of the Company and of IMCO, respectively, it is understood that Board members, officers, agents and shareholders of the Company are or may be interested in IMCO (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of IMCO are or may be interested in the Company as Board members, officers, shareholders or otherwise, that IMCO (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such interests shall be governed by such [Articles of Incorporation/Agreement and Declaration of Trust] and Bylaws.

8.       LIABILITY OF IMCO.

         Neither IMCO nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect IMCO against any liability to the Company or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Board member or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

9.       DURATION AND TERMINATION OF THIS AGREEMENT.

         (a) DURATION. This Agreement shall be executed and become effective with respect to any Existing Fund on the first date upon which the Agreement shall have been approved by a majority of the outstanding voting

USAA funds - 48
---------------
securities (as that term is defined in the 1940 Act) of such Existing Fund, and with respect to any additional Fund on the date set forth in the notice from IMCO in accordance with Paragraph 1(b) hereof that IMCO is willing to serve as the manager and investment adviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect with respect to each Existing Fund through July 31, 2004, and, with respect to each additional Fund, through the first July 31 occurring more than twelve months after the date on which such Fund becomes a Fund hereunder, and shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Board or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of such Fund, and (b) in either event by the vote of a majority of the Board members who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected thereby, and (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise.

         (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of a Fund, or by IMCO on sixty days' written notice to the other party.

         (c) AUTOMATIC TERMINATION. This Agreement shall automatically terminate in the event of its assignment.

10.      NAME OF COMPANY.

         It is understood that the name "USAA," and any logo associated with that name is the valuable property of the United Services Automobile Association, and that the Company has the right to include "USAA" as a part of its name only so long as this Agreement shall continue and IMCO is a wholly owned subsidiary of the United Services Automobile Association. Upon termination of this Agreement, the Company shall forthwith cease to use the "USAA" name and logo and shall take appropriate action to change the Company's name.

11.      PRIOR AGREEMENT SUPERSEDED.

         This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

12.      SERVICES NOT EXCLUSIVE.

         The services of IMCO to the Company hereunder are not to be deemed exclusive, and IMCO shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

13.      MISCELLANEOUS.

         (a) AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

         (b) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

                                                                  Exhibit A - 49
                                                                  --------------

         (c) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (d) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (e)  HEADINGS.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (f) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         (g) [For USAA Investment Trust only] LIABILITY OF BOARD MEMBERS AND SHAREHOLDERS. Any obligations of the Funds under this Agreement are not binding upon the Board members or the shareholders individually but are binding only upon the assets and property of the Funds.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


USAA _____________________________           USAA INVESTMENT MANAGEMENT
                                             COMPANY


By:                                          By:
   -------------------------------               ---------------------------
Name:                                        Name:
Title:                                       Title:



USAA funds - 50
---------------

                        SCHEDULE A TO ADVISORY AGREEMENT

                                LISTING OF FUNDS


[NOTE: THE FOLLOWING LISTING WAS TAKEN FROM USAA MUTUAL FUND, INC. AND IS INCLUDED AS AN EXAMPLE OF WHAT WOULD APPEAR IN THIS SECTION. THE LISTING WILL NEED TO BE UPDATED TO REFLECT THE PARTICULAR COMPANY AND FUNDS INVOLVED.]

         NAME OF FUND

     Aggressive Growth Fund
     Capital Growth Fund
     First Start Growth Fund
     Growth Fund
     Growth & Income Fund
     Income Stock Fund
     Science & Technology Fund
     Small Cap Stock Fund
     Value Fund

                                                                  Exhibit A - 51
                                                                  --------------

                     SCHEDULE B TO ADVISORY AGREEMENT - FOR
                       FUNDS WITH PERFORMANCE ADJUSTMENTS

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto (each, a Fund).

         (a) GENERAL. The Company shall pay to IMCO, as compensation for IMCO's services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Board to be appropriate over the same period.

         (b) INDEX, CLASS AND CHANGES THERETO. The Board has designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the Index and the Class, respectively). From time to time, the Board may, by a vote of the Board voting in person, including a majority of the Board members who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine
(i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Company; and/or (ii) that a different class or classes of shares of the Company representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to IMCO, a different index (the Successor Index) may be substituted for the Index in prospectively calculating the Performance Adjustment, and/or a different class or classes of shares (the Successor Class) may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Fund's performance compared to the Index. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.

         (c) BASIC FEE. The basic fee for a Fund (the Basic Fee) for any period shall equal: (i) the Fund's average net assets during such period, multiplied by
(ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

         (d) PERFORMANCE ADJUSTMENT. The amount of the performance adjustment (the Performance Adjustment) shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365 (366 in leap years). The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

         (e) ADJUSTMENT RATE. The adjustment rate (the Adjustment Rate) shall be as set forth in Schedule B-2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to ensure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B-2.

         (f) PERFORMANCE PERIOD. The performance period (the Performance Period) for the Funds listed in Schedule B-1 on the effective date of this Agreement shall be measured from August 1, 2001 (September 1, 2001 with respect to the USAA Value Fund) (the Commencement Date). The Commencement Date for any Fund added to Schedule B-1 after the effective date of this Agreement shall be the effective date of the amendment adding such Fund to Schedule B-1. The Performance Period shall consist of the current month plus the preceding months

USAA funds - 52
---------------
through the Commencement Date until a period of 36 months is included in the Performance Period, provided, however, that no Performance Adjustment shall be made with respect to any period that is less than 12 months, and provided further, that any Performance Adjustment for a period prior to the effective date of this Agreement shall be based on the Fund's performance relative to the designated index in effect during that period under any prior agreement with respect to the Fund. In months subsequent to a 36-month Performance Period having been reached, the Performance Period will be a rolling 36-month period consisting of the most recently completed month and the previous 35 months.

         (g) MEASUREMENT CALCULATION. The Fund's investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

         (h) PAYMENT OF FEES. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears.


         (i) AVERAGE NET ASSETS. The term "average net assets" of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board, for each calendar day of such period, by (ii) the number of such days.

         (j) TERMINATION. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.

                                                                  Exhibit A - 53
                                                                  --------------

              SCHEDULE B-1 TO ADVISORY AGREEMENT - LISTING OF FUNDS
                           WITH PERFORMANCE ADJUSTMENT

[NOTE: THE FOLLOWING LISTING WAS TAKEN FROM USAA MUTUAL FUND, INC. AND IS INCLUDED AS AN EXAMPLE OF WHAT WOULD APPEAR IN THIS SECTION. THE LISTING WILL NEED TO BE UPDATED TO REFLECT THE PARTICULAR COMPANY AND FUNDS INVOLVED.]

                                                                   ANNUAL BASIC
NAME OF FUND1                   PERFORMANCE INDEX                    FEE RATE
-------------------------------------------------------------------------------

Aggressive Growth Fund      Lipper Large-Cap Growth Funds Index         *


Capital Growth Fund         Lipper Small-Cap Growth Funds Index         .85%


First Start Growth Fund     Lipper Large-Cap Growth Funds Index         .75%


Growth Fund                 Lipper Large-Cap Growth Funds Index         .75%


Growth & Income Fund        Lipper Multi-Cap Core Funds Index           .60%


Income Stock Fund           Lipper Equity Income Funds Index            .50%


Science & Technology Fund   Lipper Science & Technology Funds Index     .75%


Small Cap Stock Fund        Lipper Small-Cap Core Funds Index           .75%


Value Fund                  Lipper Multi-Cap Value Funds Index          .75%

--------------------
1 The Performance Adjustment initially will be determined by reference to the sole outstanding class of shares of each Fund. If, in the future, a Fund offers more than one class of shares, the Performance Adjustment for that Fund will continue to be determined by reference to the initial class of shares, unless the Board determines otherwise.

* The fee is computed at one-half of one percent (.50%) of the first $200 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets in excess of $200 million but not over $300 million, and one-third of one percent (.33%) for that portion of average net assets in excess of $300 million.

USAA funds - 54
---------------

        SCHEDULE B-2 TO ADVISORY AGREEMENT - PERFORMANCE ADJUSTMENT RATE

[NOTE: THE FOLLOWING WAS TAKEN FROM USAA MUTUAL FUND, INC. AND IS INCLUDED AS AN EXAMPLE OF WHAT WOULD APPEAR IN THIS SECTION. THE SCHEDULE WILL NEED TO BE UPDATED TO REFLECT THE PARTICULAR COMPANY AND FUNDS INVOLVED.]


                             Aggressive Growth Fund
                               Capital Growth Fund
                             First Start Growth Fund
                                   Growth Fund
                              Growth & Income Fund
                                Income Stock Fund
                            Science & Technology Fund
                              Small Cap Stock Fund
                                   Value Fund


             Over/Under Performance          Performance Adjustment Rate
                Relative to Index         (in basis points as a percentage
                (in basis points)              of average net assets)

                 +/- 100 to 400                         +/- 4
                 +/- 401 to 700                         +/- 5
               +/- 701 and greater                      +/- 6



                                                                  Exhibit A - 55
                                                                  --------------

                  SCHEDULE C TO ADVISORY AGREEMENT - FOR FUNDS
                         WITH NO PERFORMANCE ADJUSTMENT

This Schedule C shall apply to each of the Funds identified on Schedule C-1 hereto (each, a Fund).

         (a) The Company shall pay to IMCO a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C-1 thereto.

         (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board, for each calendar day of such month, by (ii) the number of such days.


USAA funds - 56
---------------

              SCHEDULE C-1 TO ADVISORY AGREEMENT - LISTING OF FUNDS
                                  AND FEE RATES

[NOTE: THE FOLLOWING LISTING WAS TAKEN FROM USAA MUTUAL FUND, INC. AND IS INCLUDED AS AN EXAMPLE OF WHAT WOULD APPEAR IN THIS SECTION. THE LISTING WILL NEED TO BE UPDATED TO REFLECT THE PARTICULAR COMPANY AND FUNDS INVOLVED.]


              NAME OF FUND                                 FEE RATE
-----------------------------------------------------------------------







                                                                  Exhibit A - 57
                                                                  --------------

              SCHEDULE D TO ADVISORY AGREEMENT- FOR FUNDS WITH FEE
                 WAIVER AND EXPENSE REIMBURSEMENT RECOVERY PLANS

[NOTE: THE FOLLOWING WAS TAKEN FROM USAA MUTUAL FUND, INC. AND IS INCLUDED AS AN EXAMPLE OF WHAT WOULD APPEAR IN THIS SECTION. THE SCHEDULE WILL NEED TO BE UPDATED TO REFLECT THE PARTICULAR COMPANY AND FUNDS INVOLVED.]


NAME OF FUND                                 ENDING DATE     PERCENTAGE OF
                                                            AVERAGE NET ASSETS


USAA funds - 58
---------------

                                    EXHIBIT B

                    FORM OF INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT  made as of the ____th day of _________,  2002 (the Effective
Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and [SUBADVISER], a [corporation/limited liability partnership or company] organized under the laws of [___________________] and having its principal place of business in [__________________________] ([Subadviser]).

         WHEREAS, IMCO serves as the investment adviser to [USAA Mutual Fund, Inc./USAA Investment Trust], a [corporation/business trust] organized under the laws of the [state of Maryland/Commonwealth of Massachusetts] (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain [Subadviser] to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, [Subadviser] is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF [SUBADVISER]. IMCO hereby appoints [Subadviser] to act as an investment subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. [Subadviser] will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and [Subadviser]. [Subadviser] accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF [SUBADVISER].

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), [Subadviser], at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. [Subadviser] shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should [Subadviser] anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

                                                                  Exhibit B - 59
                                                                  --------------

         With respect to the management of each Fund Account pursuant to this Agreement, [Subadviser] shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent [Subadviser] wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets for longer than two consecutive business days, [Subadviser] must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, [Subadviser] shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, [Subadviser] will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and Statement of Additional Information of each Fund, (iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), including Section 817(h), as from time to time in effect, and (vi) the written instructions of IMCO. [Subadviser] shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing [Subadviser] with the Company's [Articles of Incorporation/Declaration of Trust], as amended and supplemented, the Company's Bylaws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide [Subadviser] with prior written notice of any material change to the Company's Registration Statement under the Securities Act of 1933 and the 1940 Act that would affect [Subadviser]'s management of a Fund Account.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, [Subadviser] will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, [Subadviser] shall use its best efforts to obtain for the Fund Accounts the best overall terms available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best terms available, [Subadviser], bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), [Subadviser] shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to [Subadviser] an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if [Subadviser] determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or [Subadviser]'s overall responsibilities with respect to the Fund and to other clients of [Subadviser] as to which [Subadviser] exercises investment discretion. The Board or IMCO may direct [Subadviser] to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

USAA funds - 60
---------------

         On occasions when [Subadviser] deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of [Subadviser], [Subadviser], to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by [Subadviser] in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         [Subadviser] may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, [Subadviser] may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         [Subadviser] will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. [Subadviser] shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon [Subadviser] giving proper instructions to the custodian, [Subadviser] shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, [Subadviser] agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. [Subadviser] shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, [Subadviser] agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of [Subadviser], except as permitted under the 1940 Act. IMCO agrees that it will provide [Subadviser] with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or [Subadviser] that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. [Subadviser], at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of [Subadviser]'s duties under this Agreement. However, [Subadviser] shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available will be valued on each day the New York Stock Exchange is open for business. For those securities held in Fund Accounts subadvised by [Subadviser] for which market quotes are not readily available, [Subadviser], at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. [Subadviser] also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate

                                                                  Exhibit B - 61
                                                                  --------------
their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. [Subadviser], at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of [Subadviser] set forth herein. [Subadviser], at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to [Subadviser]'s duties hereunder.

         (F) COMPLIANCE MATTERS. [Subadviser], at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. [Subadviser] also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. [Subadviser] will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, [Subadviser] agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, [Subadviser] may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. [Subadviser] will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with [Subadviser]'s proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to [Subadviser] as compensation for [Subadviser]'s services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule C, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If [Subadviser] shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) [SUBADVISER]. [Subadviser] represents and warrants to IMCO that (i) the retention of [Subadviser] by IMCO as contemplated by this Agreement is authorized by [Subadviser]'s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which [Subadviser] or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of [Subadviser] and when executed and delivered by [Subadviser] will be a legal, valid and binding obligation of [Subadviser], enforceable against [Subadviser] in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) [Subadviser] is registered

USAA funds - 62
---------------
as an investment adviser under the Advisers Act; (v) [Subadviser] has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that [Subadviser] and certain of its employees, officers and partners are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, and partners to furnish to IMCO all reports and information required to be provided under Rule 17j-1(c)(2) with respect to such persons;
(vi) [Subadviser] is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) [Subadviser] will promptly notify IMCO of the occurrence of any event that would disqualify [Subadviser] from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;
(viii) [Subadviser] has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually;
(ix)  [Subadviser]  will notify IMCO of any "assignment" (as defined in the 1940
Act) of this Agreement or change of control of [Subadviser], as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of [Subadviser], in each case prior to or promptly after, such change; and (x) [Subadviser] has adequate disaster recovery and interruption prevention measures reasonably designed to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to [Subadviser] that (i) the retention of [Subadviser] by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify [Subadviser] of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) [SUBADVISER]. [Subadviser] shall indemnify and hold harmless the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act))(collectively, IMCO Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the IMCO Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of [Subadviser] in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to [Subadviser] which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Company by [Subadviser] Indemnities (as defined below) for use therein.

                                                                  Exhibit B - 63
                                                                  --------------

         (B) IMCO. IMCO shall indemnify and hold harmless [Subadviser], any affiliated persons thereof (within the meaning of the 1940 Act) (collectively, [Subadviser] Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the [Subadviser] Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing by [Subadviser] Indemnities to IMCO or the Company.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

         (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company, IMCO, or [Subadviser] (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' nor less than 10 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and [Subadviser].

         (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, [Subadviser] may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

         (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to [Subadviser]. [Subadviser] may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

         (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

         (e) Any notice of termination served on [Subadviser] by IMCO shall be without prejudice to the obligation of [Subadviser] to complete transactions already initiated or acted upon with respect to a Fund.

         Upon  termination  of this  Agreement,  the duties of IMCO delegated to
[Subadviser] under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), 11(c) and 11(g) of this Agreement shall remain in effect after any such termination.

USAA funds - 64
---------------

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of [Subadviser] to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and [Subadviser] shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by [Subadviser] to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of [Subadviser] to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to [Subadviser], or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. [Subadviser] shall, upon reasonable notice, afford IMCO at all reasonable times access to [Subadviser]'s officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate [Subadviser] to provide IMCO with access to the books and records of [Subadviser] relating to any other accounts other than the Funds or where such access is prohibited by law.

         (B) CONFIDENTIALITY. [Subadviser], and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where [Subadviser] may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         (C) PRIVACY POLICY. [Subadviser] acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. During the term of this Agreement, IMCO agrees to furnish to

                                                                  Exhibit B - 65
                                                                  --------------

[Subadviser] at its principal office all Prospectuses, Statements of Additional Information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, share-holders of the Company or the public, which refer to [Subadviser] or its clients in any way, prior to use thereof and not to use such material if [Subadviser] reasonably objects in writing two business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required from [Subadviser] with respect to 1) sales literature in which [Subadviser] is only referenced in a listing of subadvisers to USAA funds; and
2) other materials as agreed upon mutually by IMCO and [Subadviser]. Sales literature may be furnished to [Subadviser] hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

         (E) NOTIFICATIONS. [Subadviser] agrees that it will promptly notify IMCO in the event that [Subadviser] or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. [Subadviser] agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of [Subadviser]'s business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving [Subadviser], including, without limitation, a change of control of [Subadviser], [Subadviser] shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, A-O3-W
                           San Antonio, Texas 78288
                           Facsimile No.: (210) 498-4022
                           Attention: Securities Counsel & Compliance Dept.

[Subadviser]:              [Subadviser's Address and Contact]




         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E)  HEADINGS.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

USAA funds - 66
---------------

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         (G) [FOR AGREEMENTS RELATING TO FUNDS IN USAA INVESTMENT TRUST] LIABILITY OF TRUSTEES AND SHAREHOLDERS. Any obligations of the Funds under this Agreement are not binding upon the Directors or the shareholders individually but are binding only upon the assets and property of the Funds.

         IN WITNESS WHEREOF, IMCO and [Subadviser] have caused this Agreement to be executed as of the date first set forth above.


Attest:                                     USAA INVESTMENT MANAGEMENT
COMPANY


By: ____________________________            By:  _____________________________

Name:                                       Name:    Christopher W. Claus
Title:                                      Title:   President

Attest:                                              [SUBADVISER]


By: _____________________________           By: ______________________________

Name:                                       Name:
Title:                                      Title:

                                                                  Exhibit B - 67
                                                                  --------------

                                   SCHEDULE A

                                 [LIST OF FUNDS]

USAA funds - 68
---------------

                                   SCHEDULE B


                                      FEES


                                       Rate per annum of the average daily net
Fund Account                                 assets of the Fund Account

                                                                  Exhibit B - 69
                                                                 ---------------

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
                      [This page left blank intentionally.]

                      [This page left blank intentionally.]

[USAA     USAA                              USAA BALANCED STRATEGY FUND
EAGLE     FAMILY                          PROXY FOR THE SHAREHOLDER MEETING
LOGO]     OF FUNDS                   3 p.m., Central Time, on October 18, 2002

   P.O. BOX 659442
   SAN ANTONIO, TX  78265-9442
                                   All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

                                   Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee executor, administrator, guardian or corporation officer, please give your FULL title.

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS BOARD OF DIRECTORS.

                                       NOTE: If you vote by phone or Internet, please do not return your proxy card.

                                         ===================================
                                           YOUR  CONTROL  NUMBER FOR THIS
                                           PROXY CARD IS INDICATED BELOW
                                         ===================================

                                                     [down arrows]
 VOTE BY TELEPHONE OR INTERNET
24 hours a day, 7 days a week

 TELEPHONE         *  Dial the toll-free number
1-800-690-6903     *  Enter to the CONTROL NUMBER
                      indicated to the right
                   *  Follow the voice instructions

  INTERNET         *  Log on to the voting site            CONTROL NUMBER
www.proxyvote.com  *  Enter the CONTROL NUMBER             ACCOUNT NUMBER
                      indicated to the right
                   *  Follow the screen instructions

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                             DETACH AND RETURN THIS PORTION ONLY

 USAA Balanced Strategy Fund
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS.

Vote on Proposals                           For     Against      Abstain
1.   Approval of New Investment
     Advisory Agreement with IMCO           [  ]      [  ]         [  ]

2A.  Approval of New Investment
     Subadvisory Agreement between
     IMCO and Wellington Management         [  ]      [  ]         [  ]

2B.  Not Applicable

2C.  Not Applicable

2D.  Not Applicable

2E.  Not Applicable

2F.  Not Applicable

2G.  Not Applicable

2H.  Not Applicable

3.   Approval of a proposal to permit
     IMCO and the Board to appoint and
     replace subadvisers, enter into
     subadvisory agreements, and approve
     amendments to subadvisory agreements
     without shareholder approval           [  ]      [  ]         [  ]

4.   Not Applicable

5.   Not Applicable

                                   By my signature below, I appoint David Holmes and Roberto Galindo as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on October 18, 2002, at 3 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one or more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Funds Notice of Special Meeting and proxy statement.

[                                         ]  [                                 ]
SIGNATURE [PLEASE SIGN WITHIN BOX]    DATE   SIGNATURE (JOINT OWNERS)   DATE

[USAA     USAA                             USAA CORNERSTONE STRATEGY FUND
EAGLE     FAMILY                          PROXY FOR THE SHAREHOLDER MEETING
LOGO]     OF FUNDS                    3 p.m., Central Time, on October 18, 2002

   P.O. BOX 659442
   SAN ANTONIO, TX  78265-9442
                                   All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

                                   Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee executor, administrator, guardian or corporation officer, please give your FULL title.

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS BOARD OF DIRECTORS.

                                       NOTE: If you vote by phone or Internet, please do not return your proxy card.

                                         ===================================
                                           YOUR  CONTROL  NUMBER FOR THIS
                                           PROXY CARD IS INDICATED BELOW
                                         ===================================

                                                     [down arrows]
 VOTE BY TELEPHONE OR INTERNET
24 hours a day, 7 days a week

 TELEPHONE         *  Dial the toll-free number
1-800-690-6903     *  Enter to the CONTROL NUMBER
                      indicated to the right
                   *  Follow the voice instructions

  INTERNET         *  Log on to the voting site            CONTROL NUMBER
www.proxyvote.com  *  Enter the CONTROL NUMBER             ACCOUNT NUMBER
                      indicated to the right
                   *  Follow the screen instructions

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                             DETACH AND RETURN THIS PORTION ONLY

 USAA Cornerstone Strategy Fund
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS.

Vote on Proposals                           For     Against      Abstain
1.   Approval of New Investment
     Advisory Agreement with IMCO           [  ]      [  ]         [  ]

2A.  Approval of New Investment
     Subadvisory Agreement between
     IMCO and Wellington Management         [  ]      [  ]         [  ]

2B.  Not Applicable

2C.  Approval of New Investment
     Subadvisory Agreement between
     IMCO and MFS                           [  ]      [  ]         [  ]

2D.  Not Applicable

2E.  Not Applicable

2F.  Not Applicable

2G.  Not Applicable

2H.  Not Applicable

3.   Approval of a proposal to permit
     IMCO and the Board to appoint and
     replace subadvisers, enter into
     subadvisory agreements, and approve
     amendments to subadvisory agreements
     without shareholder approval           [  ]      [  ]         [  ]

4.   Not Applicable

5.   Not Applicable

                                   By my signature below, I appoint David Holmes and Roberto Galindo as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on October 18, 2002, at 3 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one or more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Funds Notice of Special Meeting and proxy statement.

[                                         ]  [                                 ]
SIGNATURE [PLEASE SIGN WITHIN BOX]    DATE   SIGNATURE (JOINT OWNERS)   DATE

[USAA     USAA                           USAA GROWTH AND TAX STRATEGY FUND
EAGLE     FAMILY                          PROXY FOR THE SHAREHOLDER MEETING
LOGO]     OF FUNDS                   3 p.m., Central Time, on October 18, 2002

   P.O. BOX 659442
   SAN ANTONIO, TX  78265-9442
                                   All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

                                   Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee executor, administrator, guardian or corporation officer, please give your FULL title.

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS BOARD OF DIRECTORS.

                                       NOTE: If you vote by phone or Internet, please do not return your proxy card.

                                         ===================================
                                           YOUR  CONTROL  NUMBER FOR THIS
                                           PROXY CARD IS INDICATED BELOW
                                         ===================================

                                                     [down arrows]
 VOTE BY TELEPHONE OR INTERNET
24 hours a day, 7 days a week

 TELEPHONE         *  Dial the toll-free number
1-800-690-6903     *  Enter to the CONTROL NUMBER
                      indicated to the right
                   *  Follow the voice instructions

  INTERNET         *  Log on to the voting site            CONTROL NUMBER
www.proxyvote.com  *  Enter the CONTROL NUMBER             ACCOUNT NUMBER
                      indicated to the right
                   *  Follow the screen instructions

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                             DETACH AND RETURN THIS PORTION ONLY

 USAA Growth and Tax Strategy Fund
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS.

Vote on Proposals                           For     Against      Abstain
1.   Approval of New Investment
     Advisory Agreement with IMCO           [  ]      [  ]         [  ]

2A.  Not Applicable

2B.  Not Applicable

2C.  Not Applicable

2D.  Not Applicable

2E.  Approval of New Investment
     Subadvisory Agreement between
     IMCO and Dresdner                      [  ]      [  ]         [  ]

2F.  Not Applicable

2G.  Not Applicable

2H.  Not Applicable

3.   Approval of a proposal to permit
     IMCO and the Board to appoint and
     replace subadvisers, enter into
     subadvisory agreements, and approve
     amendments to subadvisory agreements
     without shareholder approval           [  ]      [  ]         [  ]

4.   Not Applicable

5.   Not Applicable


                                   By my signature below, I appoint David Holmes and Roberto Galindo as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on October 18, 2002, at 3 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one or more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Funds Notice of Special Meeting and proxy statement.

[                                         ]  [                                 ]
SIGNATURE [PLEASE SIGN WITHIN BOX]    DATE   SIGNATURE (JOINT OWNERS)   DATE

[USAA     USAA                               USAA EMERGING MARKETS FUND
EAGLE     FAMILY                          PROXY FOR THE SHAREHOLDER MEETING
LOGO]     OF FUNDS                   3 p.m., Central Time, on October 18, 2002

   P.O. BOX 659442
   SAN ANTONIO, TX  78265-9442
                                   All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

                                   Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee executor, administrator, guardian or corporation officer, please give your FULL title.

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS BOARD OF DIRECTORS.

                                       NOTE: If you vote by phone or Internet, please do not return your proxy card.

                                         ===================================
                                           YOUR  CONTROL  NUMBER FOR THIS
                                           PROXY CARD IS INDICATED BELOW
                                         ===================================

                                                     [down arrows]
 VOTE BY TELEPHONE OR INTERNET
24 hours a day, 7 days a week

 TELEPHONE         *  Dial the toll-free number
1-800-690-6903     *  Enter to the CONTROL NUMBER
                      indicated to the right
                   *  Follow the voice instructions

  INTERNET         *  Log on to the voting site            CONTROL NUMBER
www.proxyvote.com  *  Enter the CONTROL NUMBER             ACCOUNT NUMBER
                      indicated to the right
                   *  Follow the screen instructions

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                             DETACH AND RETURN THIS PORTION ONLY

 USAA Emerging Markets Fund
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS.

Vote on Proposals                           For     Against      Abstain
1.   Approval of New Investment
     Advisory Agreement with IMCO           [  ]      [  ]         [  ]

2A.  Not Applicable

2B.  Not Applicable

2C.  Not Applicable

2D.  Approval of New Investment
     Subadvisory Agreement between
     IMCO and The Boston Company            [  ]      [  ]         [  ]

2E.  Not Applicable

2F.  Not Applicable

2G.  Not Applicable

2H.  Not Applicable

3.   Approval of a proposal to permit
     IMCO and the Board to appoint and
     replace subadvisers, enter into
     subadvisory agreements, and approve
     amendments to subadvisory agreements
     without shareholder approval           [  ]      [  ]         [  ]

4.   Not Applicable

5.   Not Applicable


                                   By my signature below, I appoint David Holmes and Roberto Galindo as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on October 18, 2002, at 3 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one or more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Funds Notice of Special Meeting and proxy statement.

[                                         ]  [                                 ]
SIGNATURE [PLEASE SIGN WITHIN BOX]    DATE   SIGNATURE (JOINT OWNERS)   DATE

[USAA     USAA                                USAA INTERNATIONAL FUND
EAGLE     FAMILY                          PROXY FOR THE SHAREHOLDER MEETING
LOGO]     OF FUNDS                    3 p.m., Central Time, on October 18, 2002

   P.O. BOX 659442
   SAN ANTONIO, TX  78265-9442
                                   All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

                                   Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee executor, administrator, guardian or corporation officer, please give your FULL title.

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS BOARD OF DIRECTORS.

                                       NOTE: If you vote by phone or Internet, please do not return your proxy card.

                                         ===================================
                                           YOUR  CONTROL  NUMBER FOR THIS
                                           PROXY CARD IS INDICATED BELOW
                                         ===================================

                                                     [down arrows]
 VOTE BY TELEPHONE OR INTERNET
24 hours a day, 7 days a week

 TELEPHONE         *  Dial the toll-free number
1-800-690-6903     *  Enter to the CONTROL NUMBER
                      indicated to the right
                   *  Follow the voice instructions

  INTERNET         *  Log on to the voting site            CONTROL NUMBER
www.proxyvote.com  *  Enter the CONTROL NUMBER             ACCOUNT NUMBER
                      indicated to the right
                   *  Follow the screen instructions

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                             DETACH AND RETURN THIS PORTION ONLY

 USAA International Fund
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS.

Vote on Proposals                           For     Against      Abstain
1.   Approval of New Investment
     Advisory Agreement with IMCO           [  ]      [  ]         [  ]

2A.  Not Applicable

2B.  Approval of New Investment
     Subadvisory Agreement between
     IMCO and MFS                           [  ]      [  ]         [  ]

2C.  Not Applicable

2D.  Not Applicable

2E.  Not Applicable

2F.  Not Applicable

2G.  Not Applicable

2H.  Not Applicable

3.   Approval of a proposal to permit
     IMCO and the Board to appoint and
     replace subadvisers, enter into
     subadvisory agreements, and approve
     amendments to subadvisory agreements
     without shareholder approval           [  ]      [  ]         [  ]

4.   Not Applicable

5.   Not Applicable

                                   By my signature below, I appoint David Holmes and Roberto Galindo as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on October 18 2002, at 3 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one or more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Funds Notice of Special Meeting and proxy statement.

[                                         ]  [                                 ]
SIGNATURE [PLEASE SIGN WITHIN BOX]    DATE   SIGNATURE (JOINT OWNERS)   DATE

[USAA     USAA                                  USAA WORLD GROWTH FUND
EAGLE     FAMILY                          PROXY FOR THE SHAREHOLDER MEETING
LOGO]     OF FUNDS                   3 p.m., Central Time, on October 18, 2002

   P.O. BOX 659442
   SAN ANTONIO, TX  78265-9442
                                   All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

                                   Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee executor, administrator, guardian or corporation officer, please give your FULL title.

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS BOARD OF DIRECTORS.

                                       NOTE: If you vote by phone or Internet, please do not return your proxy card.

                                         ===================================
                                           YOUR  CONTROL  NUMBER FOR THIS
                                           PROXY CARD IS INDICATED BELOW
                                         ===================================

                                                     [down arrows]
 VOTE BY TELEPHONE OR INTERNET
24 hours a day, 7 days a week

 TELEPHONE         *  Dial the toll-free number
1-800-690-6903     *  Enter to the CONTROL NUMBER
                      indicated to the right
                   *  Follow the voice instructions

  INTERNET         *  Log on to the voting site            CONTROL NUMBER
www.proxyvote.com  *  Enter the CONTROL NUMBER             ACCOUNT NUMBER
                      indicated to the right
                   *  Follow the screen instructions

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                             DETACH AND RETURN THIS PORTION ONLY

 USAA World Growth Fund
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS.

Vote on Proposals                           For     Against      Abstain
1.   Approval of New Investment
     Advisory Agreement with IMCO           [  ]      [  ]         [  ]

2A.  Not Applicable

2B.  Approval of New Investment
     Subadvisory Agreement between
     IMCO and MFS                           [  ]      [  ]         [  ]

2C.  Not Applicable

2D.  Not Applicable

2E.  Not Applicable

2F.  Not Applicable

2G.  Not Applicable

2H.  Not Applicable

3.   Approval of a proposal to permit
     IMCO and the Board to appoint and
     replace subadvisers, enter into
     subadvisory agreements, and approve
     amendments to subadvisory agreements
     without shareholder approval           [  ]      [  ]         [  ]

4.   Not Applicable

5.   Not Applicable

                                   By my signature below, I appoint David Holmes and Roberto Galindo as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on October 18, 2002, at 3 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one or more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Funds Notice of Special Meeting and proxy statement.

[                                         ]  [                                 ]
SIGNATURE [PLEASE SIGN WITHIN BOX]    DATE   SIGNATURE (JOINT OWNERS)   DATE

[USAA   USAA Family of Funds
EAGLE   Post Office Box 659442
LOGO]   San Antonio, Texas  78265-9442



                           A MESSAGE FROM THE CHAIRMAN

August 23, 2002





Dear Shareholder:

In recent weeks, I communicated to you on some important steps that the USAA mutual funds' board of directors has taken to improve your funds' investment performance. After careful consideration, the funds' board authorized USAA Investment Management Company to engage eight leading investment firms to take over the equity portfolio management responsibilities for fifteen USAA funds. We believe these steps were necessary to deliver the investment performance that you expect from USAA.

           WE NEED YOUR VOTE TO COMPLETE THIS INITIATIVE. YOUR FUNDS' DIRECTORS, INCLUDING MYSELF, RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS DESCRIBED IN THE ENCLOSED MATERIALS. THESE ARE SOME OF THE BENEFITS:

           (_) Access to the leading investment firms in their investment categories, each with significant resources and long-term proven performance records.

           (_) Continued oversight and management of your funds by USAA and the USAA funds' board of directors.

           (_) USAA's ongoing commitment to premier service.

           (_) No changes to the funds' fee rates.

We believe that the additional investment expertise, at the same fee rates, combined with USAA's commitment to service will result in a better overall value to you.

Whether or not you plan to be present at the shareholder meeting, we need your vote. We have taken several steps to help you cast your vote:

           (_) First, in addition to the  traditional  method of returning  your proxy card by mail, you may vote on the Internet at WWW.PROXYVOTE.COM or the "Proxy Voting" link on USAA.COM, or by calling toll-free 1-800-690-6903.

           (_) Second, while we encourage you to read the enclosed proxy statement, we have attached on the following pages a summary of the proposals to assist you in understanding them.

You may receive a telephone call from either a member service representative of USAA Investment Management Company or a representative from Georgeson Shareholder Communications, Inc. encouraging you to return your proxy. When shareholders don't promptly cast their votes, the funds will incur the additional expense of follow-up communications. PLEASE DO NOT SET THIS PROXY ASIDE FOR ANOTHER TIME.

Your vote is very important in completing this initiative to improve your funds' performance. Please know that we appreciate the trust you place in USAA, and we look forward to serving your investment needs for many years to come.

Sincerely yours,



/s/ Robert G. Davis
Robert G. Davis
CHAIRMAN OF THE BOARD

                            SUMMARY OF THE PROPOSALS

USAA Investment Management Company (IMCO) recently conducted a comprehensive review of each USAA mutual fund's performance. Upon completion, IMCO determined that affirmative steps should be taken in the equity portfolio management area to progress toward the desired objective of superior investment performance across ALL USAA funds. IMCO then embarked upon a process that has resulted in the following:

         (_) After analyzing various alternatives, IMCO recommended to the USAA funds' board of directors a strategy of retaining highly regarded outside investment firms to manage the equity portions of fifteen USAA funds. The board reviewed, among other things, IMCO's evaluation process for identifying subadvisers and the fact that the long-term performance records of the proposed subadvisers generally were superior to those of IMCO for the funds affected. BOTH IMCO AND THE FUNDS' BOARD CONCLUDED THAT MAKING THE CHANGES EXPEDITIOUSLY WAS IN EACH FUND SHAREHOLDER'S BEST INTERESTS. As a result, on June 26, 2002, the funds' board of directors took actions to engage the new subadvisers in accordance with an SEC rule that permits these actions on an interim basis until shareholders have an opportunity to vote on the changes.

         (_) Should you approve Proposals 1 and 2, IMCO will continue to oversee each fund as its investment adviser. IMCO will actively monitor the activities of the subadvisers through ongoing audits for compliance with investment policies and parameters and regulatory requirements, reviews of reports from the subadvisers, and ongoing dialogues with designated subadviser personnel. The USAA funds' board of directors will continue to act in its oversight role just as it has in the past.

         (_) UNDER THE PROPOSED AGREEMENTS, THE ADVISORY FEE RATES CHARGED TO THE FUNDS DO NOT CHANGE. The new subadvisers are paid by IMCO out of the advisory fees it receives from a fund.

The interim agreements typically may only remain in effect up to 150 days. And so the board is asking fund shareholders to approve the agreements described in Proposals 1 and 2 before the interim agreements terminate.

The funds' board and IMCO also request the ability going forward for IMCO, with board approval, to change subadvisers without the time and expense of obtaining shareholder approval. As the funds' manager, IMCO will monitor the performance of the subadvisers and will recommend a change in subadviser when deemed in the best interests of shareholders. The SEC has granted the funds and IMCO an order that would permit such an arrangement as long as it is initially approved by shareholders. Approval of Proposal 3 would accomplish this objective.

Finally, as a result of the new investment management structure, the funds' board is proposing amendments to the objectives of the Growth Fund and the Growth & Income Fund, as set forth in Proposals 4 and 5.

The funds' board of directors unanimously recommends that shareholders vote for the approval of all of the proposals summarized below.

PROPOSAL 1 - APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS WITH IMCO

AT THE MEETING, SHAREHOLDERS WILL BE ASKED TO APPROVE A NEW ADVISORY AGREEMENT WITH IMCO FOR EACH FUND AS PART OF THE NEW INVESTMENT MANAGEMENT STRUCTURE.

(_) WHAT ARE THE DIFFERENCES BETWEEN THE PROPOSED AGREEMENTS AND THE FORMER AND INTERIM AGREEMENTS?

     The provisions of the former, interim, and proposed agreements are substantially similar. Other than the temporary duration of the interim agreement, the only difference of note is the use of a different Lipper index as the benchmark to be used in calculating the performance adjustment to the advisory fee of the Aggressive Growth Fund, the Capital Growth Fund, and the Growth & Income Fund. In each instance, each fund's board and IMCO believe the proposed new benchmark index is a more appropriate benchmark because it provides a better representation of the performance of other funds with comparable management styles.

(_) WILL THE ADVISORY FEE RATES CHARGED TO THE FUNDS INCREASE AS A RESULT OF THE PROPOSED AGREEMENTS?

     No, the advisory fee rates charged to the funds will not increase. With respect to the three funds with a proposed new benchmark index, the impact of the proposed agreements to the performance adjustment will depend on each fund's future performance relative to the new index. The new indices would not be used to calculate the performance adjustment for any periods prior to shareholder approval.

PROPOSAL 2 -      APPROVAL OF NEW INVESTMENT SUBADVISORY AGREEMENTS BETWEEN IMCO
                  AND SUBADVISERS

AT THE MEETING, SHAREHOLDERS WILL BE ASKED TO APPROVE NEW SUBADVISORY AGREEMENTS BETWEEN IMCO AND SUBADVISERS.

(_) WHAT WAS THE PROCESS LEADING TO THIS PROPOSAL AND WHO ARE THE PROPOSED SUBADVISERS?

     After deciding to evaluate fully the possibility of engaging subadvisers, IMCO retained an independent consultant specializing in the evaluation of investment management firms. Upon receiving extensive materials from the con-sultant, IMCO performed its own additional analysis using the consultant's data, as well as other third-party data. An IMCO working group of senior management assessed the information and developed short lists of firms to interview. Those candidates made presentations to the working group. Upon identifying its candidates, negotiations transpired resulting in the recommendation to engage the subadvisers listed below that was made to and approved by the funds' board on June 26, 2002.

     IMCO will continue to oversee the management of each fund as its investment adviser. IMCO also will continue to perform the day-to-day portfolio management for the fixed income portion of the Balanced Strategy,
     Cornerstone Strategy, and Growth and Tax Strategy Funds as well as the science portion of the Science & Technology Fund.

     The following are the proposed subadvisers for the funds currently operating under interim agreements:

================================================================================
             FUND                                 SUBADVISER(S)
    --------------------------------------------------------------------------
     Aggressive Growth Fund            Marsico Capital Management, LLC

     Balanced Strategy Fund            Wellington Management Company, LLP

     Capital Growth Fund               Batterymarch Financial Management, Inc.

     Cornerstone Strategy Fund         Wellington Management Company, LLP
                                       MFS Investment Management

     Emerging Markets Fund             The Boston Company Asset Management, LLC

     First Start Growth Fund           Marsico Capital Management, LLC

     Growth Fund                       Dresdner RCM Global Investors LLC
                                       Marsico Capital Management, LLC

     Growth & Income Fund              Wellington Management Company, LLP

     Growth and Tax Strategy Fund      Dresdner RCM Global Investors LLC

     Income Stock Fund                 The Boston Company Asset Management, LLC
                                       Westwood Management Corporation

     International Fund                MFS Investment Management

     Science & Technology Fund         Wellington Management Company, LLP

     Small Cap Stock Fund              Eagle Asset Management, Inc.

     Value Fund                        Westwood Management Corporation

     World Growth Fund                 MFS Investment Management
================================================================================

(_)  WHAT ARE THE KEY PROVISIONS OF THE SUBADVISORY AGREEMENTS?

     Under each subadvisory agreement, IMCO will continue to employ the current subadviser to manage the day-to-day investment of all or a portion of each fund's assets (as allocated from time to time by IMCO), consistent with each fund's investment objectives, policies, and restrictions. Each subadviser will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities for which it is responsible, subject to the supervision and monitoring of IMCO and the oversight of the funds' board. IMCO, and not the fund, will be responsible for paying all fees charged by the applicable subadviser for these subadvisory services.

(_) WILL FEES CHARGED TO THE FUNDS CHANGE AS A RESULT OF THE SUBADVISORY AGREEMENTS?

     No, the fees charged to the funds will not change as a result of the subadvisory agreements. IMCO (not the fund) pays a fee to the subadvisers for services under the subadvisory agreements.

PROPOSAL 3 - APPROVAL OF A PROPOSAL TO PERMIT IMCO TO ENTER INTO AND AMEND
             SUBADVISORY AGREEMENTS ON BEHALF OF EACH FUND WITHOUT SHAREHOLDER APPROVAL

AT THE MEETING, SHAREHOLDERS WILL BE ASKED TO APPROVE A PROPOSAL THAT WOULD PERMIT IMCO AND THE FUNDS' BOARD TO APPOINT AND REPLACE SUBADVISERS, ENTER INTO SUBADVISORY AGREEMENTS, AND APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS ON BEHALF OF EACH FUND WITHOUT SHAREHOLDER APPROVAL.

(_)  WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

     The board has determined that it would be in the best interests of each fund's shareholders for IMCO to have the ability to appoint and replace subadvisers for a fund and to enter into, and approve amendments of, subadvisory agreements in the future without first obtaining shareholder approval.

     On June 18, 2002, the SEC granted an order permitting IMCO to change subadvisers for a fund without first calling a special shareholder meeting and obtaining shareholder approval. One of the conditions for approval by the SEC is that the shareholders approve this arrangement. By approving this proposal, you will be authorizing IMCO to change subadvisers in the future with only prior fund board approval.

(_)  WHAT ARE THE BENEFITS TO EACH FUND?

     The board believes that it is in the best interests of each fund's shareholders to allow IMCO the maximum flexibility to select, supervise, and evaluate subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. Without the benefits of this proposal, a fund must call and hold a meeting of the fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process results in unnecessary administrative expenses to the fund and may cause harmful delays in executing changes that the board and IMCO have determined are necessary or desirable. These costs are generally borne entirely by a fund. If IMCO and the board can rely on the proposed policy, the board and IMCO would be able to act more quickly and with less expense to a fund to appoint an unaffiliated subadviser when the board and IMCO believe that the appointment would benefit the fund and its shareholders.


(_)  HOW WILL SHAREHOLDERS BE INFORMED OF NEW SUBADVISERS FOR A FUND?

     Within 90 days following the hiring of any new subadviser, a fund's shareholders will receive an information statement containing all the relevant information. The information statement will include, for example, disclosure as to the level of fees to be paid by IMCO to the subadviser.

     If this proposal is approved, amendments to the agreements between IMCO and each fund will remain subject, where applicable, to shareholder and board approval requirements. Although approval of the proposal generally will permit the board and IMCO to change the fees payable to a subadviser without shareholder approval, which in turn may result in a different net fee retained by IMCO, such changes will not permit the board and IMCO to increase the rate of the fees payable by the fund to IMCO under the agreement without first obtaining shareholder approval.

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF THE USAA
             GROWTH FUND

AT THE MEETING, SHAREHOLDERS WILL BE ASKED TO APPROVE AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF THE USAA GROWTH FUND.

(_) WHAT CHANGE IS THE BOARD OF DIRECTORS PROPOSING TO THE FUND'S INVESTMENT OBJECTIVE?

     The board of directors proposes to change the fund's investment objective to read as follows:

            "The fund's investment objective is long-term growth of capital."

(_)  WHY IS THE BOARD OF DIRECTORS PROPOSING THIS CHANGE?

     IMCO and the fund's board have determined that it is most appropriate for the Growth Fund to have the sole investment objective of long-term growth of capital. To date, in addition to the primary objective of long-term growth of capital, the fund has had secondary objectives of regular income and conservation of principal. The board and IMCO no longer believe the secondary objectives are appropriate given the strategic direction of the fund and investment style of the current subadvisers.

PROPOSAL 5 - APPROVAL OF AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF THE
             USAA GROWTH & INCOME FUND

AT THE MEETING, SHAREHOLDERS WILL BE ASKED TO APPROVE AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF THE USAA GROWTH & INCOME FUND.

(_) WHAT CHANGE IS THE BOARD OF DIRECTORS PROPOSING TO THE FUND'S INVESTMENT OBJECTIVE?

     The board of directors proposes to change the fund's investment objective to read as follows:

        "The fund's primary investment objective is capital growth and its secondary investment objective is current income."

(_)  WHY IS THE BOARD OF DIRECTORS PROPOSING THIS CHANGE?

     The fund's current investment objective places equal emphasis on growth and income. In recent years, there has been a dramatic reduction in the number of companies that pay dividends with respect to their common stock. As a result, it is increasingly difficult for any fund that invests primarily in equity securities to comply with an objective that places equal emphasis on growth and income. Thus, the Board proposes that the fund's objective be modified as described above.

                                                                      41843-0802